NATIONS RESERVES
                      Registration Nos. 33-33144; 811-6030

                             CERTIFICATE PURSUANT TO
                           Rule 306 of Regulation S-T

                  The undersigned hereby certifies, pursuant to Rule 306 of Regulation S-T, on behalf of Nations Reserves (the "Trust") that the form of Prospectus for the Trust that is being filed pursuant to 17 C.F.R. 230.497(c) is a fair and accurate English translation of the Spanish and Chinese prospectus.

                  IN WITNESS WHEREOF, the Trust has caused this certificate to be executed and witnessed in its name and on its behalf by the undersigned on the 5th day of October, 2000.


Witness:                                           NATIONS RESERVES

/s/ Natasha McMinn                                 /s/ Richard H. Blank, Jr.
---------------------------                        -------------------------
                                                   Richard H. Blank, Jr.
                                                   Secretary

[GRAPHIC]
Money
Market Funds
Prospectus  --  Daily Class Shares
August 1, 2000

Nations
Cash Reserves

Nations
Treasury Reserves

Nations Government Reserves

Nations
Municipal Reserves

Nations
California
Tax-Exempt Reserves

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


------------------------
Not FDIC Insured
------------------------
May Lose Value
------------------------
No Bank Guarantee
------------------------

[Nations Funds Logo]

An overview of the Funds
--------------------------------------------------------------------------------

[GRAPHIC]
             Terms used in this prospectus

             In this prospectus, we, us and our refer to the Nations Funds family (Nations Funds or Nations Funds Family). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.


[GRAPHIC]
             You'll find Terms used in this prospectus on page 38.

             Your investment in these Funds is not a bank deposit and is not insured or guaranteed by Bank of America, N.A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

             Affiliates of Bank of America are paid for the services they provide to the Funds.

 This booklet, which is called a prospectus, tells you about some Nations Funds Money Market Funds. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

 This prospectus offers Daily Class Shares of the Funds. This class of shares is designed primarily for financial institutions and intermediaries for their own accounts, and for certain of their client accounts. Please turn to page 24 for more information about who is eligible to buy this class of shares.

 About the Funds
 The Money Market Funds seek to provide income while protecting the principal of your original investment by investing in money market instruments.

 Money market instruments include short-term debt securities that are U.S. government issued or guaranteed or have relatively low risk. Your original investment and your return aren't guaranteed, however, and returns will vary as short-term interest rates change. Over time, the return on money market funds may be lower than the return on other kinds of mutual funds or investments.

 Are these Funds right for you?
 Not every Fund is right for every investor. When you're choosing a Fund to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

 The Money Market Funds may be suitable for you if:

  o you're looking for a relatively low risk investment with stability of principal

  o you have short-term income needs

 They may not be suitable for you if:

  o you're looking for higher returns

  o you're more comfortable with bank deposits that are FDIC-insured

 You'll find a discussion of each Fund's principal investments, strategies and risks in the Fund descriptions that start on page 4.

 For more information
 If you have any questions about the Funds, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

 You'll find more information about the Funds in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Fund's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside
--------------------------------------------------------------------------------

[GRAPHIC]
             Banc of America Advisors, Inc.

             Banc of America Advisers, Inc. (BAAI) is the investment adviser to each of the Funds. BAAI is responsible for the overall management and supervision of the investment management of each Fund. BAAI and Nations Funds have engaged a sub-adviser -- Banc of America Capital Management, Inc. (BACAP), which is responsible for the day-to-day investment decisions for each of the Funds.


[GRAPHIC]
               You'll find more about BAAI and BACAP starting on page 22.


[GRAPHIC]
About the Funds

Nations Cash Reserves                                    4
Sub-adviser: BACAP
----------------------------------------------------------
Nations Treasury Reserves                                7
Sub-adviser: BACAP
----------------------------------------------------------
Nations Government Reserves                             10
Sub-adviser: BACAP
----------------------------------------------------------
Nations Municipal Reserves                              13
Sub-adviser: BACAP
----------------------------------------------------------
Nations California Tax-Exempt Reserves                  17
Sub-adviser: BACAP
----------------------------------------------------------
Other important information                             21
----------------------------------------------------------
How the Funds are managed                               22

[GRAPHIC]
    About your investment

Information for investors
  Buying, selling and exchanging shares                 24
  How selling and servicing agents are paid             31
  Distributions and taxes                               32
----------------------------------------------------------
Financial highlights                                    34
----------------------------------------------------------
Terms used in this prospectus                           38
----------------------------------------------------------
Where to find more information                  back cover

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
             You'll find more about BACAP on page 23.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

             The Fund is listed on the National Association of Insurance Commissioners' Approved List of Money Market Mutual Funds.


[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Cash Reserves

[GRAPHIC]
        Investment objective

        The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

The Fund will only buy first-tier securities. These securities include primarily:

  o commercial paper

  o bank obligations

  o short-term debt securities, including instruments issued by certain trusts, partnerships or other special purpose issuers, like pass-through certificates representing participations in, or instruments backed by, the securities and other assets owned by these issuers

  o short-term taxable municipal securities

  o repurchase agreements secured by first-tier securities or U.S. government obligations

 The Fund may also invest in other money market funds, consistent with its investment objective and strategies. When the team believes market conditions warrant, the Fund may invest more than 25% of its assets in U.S. dollar denominated bank obligations, including obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks,

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 21 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Cash Reserves has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             For the Fund's current 7-day yield, please call us at
             1.800.626.2275 if you're an institutional investor, or
             1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

5.25%    5.19%    4.75%
1997     1998     1999


              *Year-to-date return as of June 30, 2000: 2.80%


        Best and worst quarterly returns during this period


        Best: 3rd & 4th quarter 1999:     1.32%
        Worst: 2nd quarter 1999:          1.09%

        Average annual total return as of December 31, 1999

                                                Since
                                  1 year      inception*
  Market Class Shares           4.75%        5.06%

        * The inception date of Market Class Shares is May 3, 1996.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
        (Fees paid directly from your investment)          Daily Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.88%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.80%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $273        $480        $1,077

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
             You'll find more about BACAP on page 23.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.

             The Fund is listed on the National Association of Insurance Commissioners' Approved List of Money Market Mutual Funds.


[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Treasury Reserves

[GRAPHIC]
        Investment objective

        The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


The Fund will only buy first-tier securities. These securities include primarily:

  o U.S. Treasury obligations

  o repurchase agreements and reverse repurchase agreements secured by U.S. Treasury obligations

  o obligations whose principal and interest are backed by the U.S. government

 The Fund may invest in other money market funds that invest in these instruments, consistent with its investment objective and strategies.

 The Fund normally invests at least 65% of its assets in U.S. Treasury obligations, and repurchase agreements secured by U.S. Treasury obligations.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 21 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Treasury Reserves has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.


[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             For the Fund's current 7-day yield, please call us at
             1.800.626.2275 if you're an institutional investor, or
             1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.


[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

5.11%    4.97%    4.46%
1997     1998     1999


              *Year-to-date return as of June 30, 2000: 2.64%

        Best and worst quarterly returns during this period


        Best: 4th quarter 1997:            1.29%
        Worst: 1st & 2nd quarter 1999:     1.04%

        Average annual total return as of December 31, 1999


                                             Since
                               1 year      inception*
  Market Class Shares           4.46%        4.86%

        * The inception date of Market Class Shares is May 3, 1996.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
        (Fees paid directly from your investment)            Daily Class Shares
        Maximum sales charge (load) imposed on purchases         none
        Maximum deferred sales charge (load)                     none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                          0.15%
        Distribution (12b-1) and shareholder servicing fees      0.60%
        Other expenses                                           0.12%
                                                                ------
        Total annual Fund operating expenses                     0.87%
        Fee waivers and/or reimbursements                       (0.07)%
                                                                ------
        Total net expenses(2)                                    0.80%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $271        $475        $1,066

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Taxable Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
             You'll find more about BACAP on page 23.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Government Reserves

[GRAPHIC]
        Investment objective

        The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income.


[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.


 The Fund will only buy first-tier securities. These securities include primarily U.S. government obligations and U.S. Treasury obligations, the interest on which is generally free from state income tax.


 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 21 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Government Reserves has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on U.S. government and U.S. Treasury securities, which is generally free from state income tax, but may be subject to federal income, local and other taxes. Any portion of a distribution that comes from income paid on other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. You should consult with your tax adviser to determine whether the distributions from the Fund are exempt from state income or local taxation in your own state.


[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             For the Fund's current 7-day yield, please call us at
             1.800.626.2275 if you're an institutional investor, or
             1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

5.13%    5.03%    4.56%
1997     1998     1999

              *Year-to-date return as of June 30, 2000: 2.74%

        Best and worst quarterly returns during this period


  Best: 4th quarter 1997:            1.29%
  Worst: 2nd quarter 1999:           1.05%

        Average annual total return as of December 31, 1999

                                             Since
                               1 year      inception*
  Market Class Shares           4.56%        4.91%

        * The inception date of Market Class Shares is May 3, 1996.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


        Shareholder fees
        (Fees paid directly from your investment)          Daily Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.88%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.80%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $273        $480        $1,077

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
             You'll find more about BACAP on page 23.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


[GRAPHIC]
             First-tier securities

             A first-tier security is a short-term debt security that's an eligible investment for money market funds. It's "first-tier" because it's been given the highest credit rating by a nationally recognized statistical rating organization or is considered to be of comparable quality.

 Nations Municipal Reserves

[GRAPHIC]
        Investment objective

        The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes.


[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a diversified portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund will only buy first-tier securities. The Fund normally invests at least 80% of its assets in municipal securities, which pay interest that is free from federal income and alternative minimum taxes. The Fund invests in municipal securities that, at the time of investment, are considered by the portfolio management team to have minimal credit risk and to be of high quality.

  The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 21 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations Municipal Reserves has the following risks:

        o Investment strategy risk - Although the Fund tries to maintain a share price of $1.00, an investment in the Fund may lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax but may be subject to state and local taxes. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations Municipal Reserves would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             The returns shown are for a class not offered in this prospectus that has similar annual returns because the shares are invested in the same portfolio of securities. The annual returns differ only to the extent that the classes do not have the same expenses.

             For the Fund's current 7-day yield, please call us at
             1.800.626.2275 if you're an institutional investor, or
             1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Market Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

3.24%    3.00%    2.69%
1997     1998     1999

              *Year-to-date return as of June 30, 2000: 1.69%

        Best and worst quarterly returns during this period

  Best: 2nd quarter 1997:            0.86%
  Worst: 3rd quarter 1999:           0.65%

        Average annual total return as of December 31, 1999

                                            Since
                              1 year      inception*
  Market Class Shares           2.69%        3.00%

        * The inception date of Market Class Shares is May 3, 1996.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)           Daily Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.14%
                                                                ------
        Total annual Fund operating expenses                      0.89%
        Fee waivers and/or reimbursements                        (0.09)%
                                                                ------
        Total net expenses(2)                                     0.80%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

        This example assumes:

        o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $275        $484        $1,088

[GRAPHIC]
             About the sub-adviser

             BACAP is this Fund's sub-adviser. BACAP's Tax-Exempt Money Market Management Team makes the day-to-day investment decisions for the Fund.


[GRAPHIC]
             You'll find more about BACAP on page 23.

             This Fund, like all money market funds, is subject to certain investment limitations. These are described in Other important information.


 Nations California Tax-Exempt Reserves


[GRAPHIC]
        Investment objective

        The Fund seeks current income exempt from federal income tax and California state personal income tax, a stable share price, and daily liquidity.


[GRAPHIC]
        Principal investment strategies

        The Fund pursues its objective by generally investing in a portfolio of high quality money market instruments that, at the time of investment, are considered to have remaining maturities of 397 days or less.

 The Fund normally invests at least 80% of its assets in securities that pay interest that is free from federal income tax and California state personal income tax. These securities are issued by or on behalf of the State of California, its political subdivisions, agencies, instrumentalities and authorities, and other qualified issuers.

 The Fund may invest up to 20% of its assets in:

  o municipal securities that finance private projects, called private activity bonds

  o money market instruments, including repurchase agreements

 The Fund may also invest in instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by these issuers. The Fund may invest in other money market funds, consistent with its investment objective and strategies.

 The team tries to maintain a constant net asset value of $1.00 per share for the Fund. The team uses extensive research, including economic, technical and security analysis to select individual investments.

  o Economic analysis includes evaluating local, national and global economic conditions, as well as interest rate movements.

  o Technical analysis includes identifying categories of money market instruments that offer the highest yields and assessing the market for potential investments.

  o Security analysis includes evaluating the credit quality of an instrument, and structural analysis, which includes evaluating the arrangements between the municipality and others involved in the issue of an instrument.

 Securities are normally held to maturity, but the team may sell a security before it matures to meet cash flow needs, to manage the portfolio's maturity, if the team determines that the security is no longer a suitable investment, and for other reasons.

[GRAPHIC]
               You'll find more about other risks of investing in this Fund starting on page 21 and in the SAI.


[GRAPHIC]
        Risks and other things to consider

        Nations California Tax-Exempt Reserves has the following risks:

        o Investment strategy risk - This Fund is considered to be non-diversified because it invests most of its assets in securities that pay interest that is free from personal income tax in one state. The value of the Fund and the amount of interest it pays could also be affected by the financial conditions of the state, its public authorities and local governments. Although the Fund tries to maintain a share price of $1.00, an investment in the Fund could lose money. An investment in this Fund is not a bank deposit and is not insured or guaranteed by Bank of America, the FDIC or any other government agency.

        o Income/principal payment risk - The Fund's ability to pay distributions depends on the creditworthiness of the issuers of the securities the Fund holds. The Fund may not be able to pay distributions, or could lose money, if the issuer of a security is unable to pay interest or repay principal when it's due.

        o Holding cash - The Fund may hold cash while it's waiting to make an investment, as a temporary defensive strategy, or if the team believes that attractive tax-exempt investments are not available. Any uninvested cash the Fund holds does not earn income.

        o Tax considerations - Most of the distributions paid by the Fund come from interest on municipal securities, which is generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes and the federal alternative minimum tax. Any portion of a distribution that comes from income from non-exempt sources such as income from other kinds of securities or from realized capital gains is generally subject to federal, state and local taxes. Distributions paid to you from the Fund's interest on private activity bonds may be subject to the federal alternative minimum tax. Shares of Nations California Tax-Exempt Reserves would not be suitable investments for tax-deferred plans and tax-exempt investors.

[GRAPHIC]
             Many things affect a Fund's performance, including market conditions, the composition of the Fund's holdings, and Fund expenses.

             Call us at 1.800.626.2275 or contact your financial adviser for the Fund's current 7-day yield.

             For the Fund's current 7-day yield, please call us at
             1.800.626.2275 if you're an institutional investor, or
             1.800.321.7854 if you're an individual investor. You can also contact your investment professional.


[GRAPHIC]
        A look at the Fund's performance

        The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. A Fund's past performance is no guarantee of how it will perform in the future.

        Year by year total return (%) as of December 31 each year*

        The bar chart shows you how the performance of the Fund's Daily Class Shares has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

[BAR CHART APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

2.84%    2.51%    2.26%
1997     1998     1999

              *Year-to-date return as of June 30, 2000: 1.32%

        Best and worst quarterly returns during this period


  Best: 2nd quarter 1997:            0.75%
  Worst: 1st quarter 1999:           0.48%

        Average annual total return as of December 31, 1999

                                            Since
                              1 year      inception*
  Daily Class Shares           2.26%        2.56%

        * The inception date of Daily Class Shares is October 2, 1996.

[GRAPHIC]
             There are two kinds of fees -- shareholder fees you pay directly, and annual fund operating expenses that are deducted from a fund's assets.

             Total net expenses are actual expenses paid by the Fund after waivers and/or reimbursements.

[GRAPHIC]
        What it costs to invest in the Fund

        This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        Shareholder fees
        (Fees paid directly from your investment)          Daily Class Shares
        Maximum sales charge (load) imposed on purchases          none
        Maximum deferred sales charge (load)                      none
        Annual Fund operating expenses(1)
        (Expenses that are deducted from the Fund's assets)
        Management fees                                           0.15%
        Distribution (12b-1) and shareholder servicing fees       0.60%
        Other expenses                                            0.13%
                                                                ------
        Total annual Fund operating expenses                      0.88%
        Fee waivers and/or reimbursements                        (0.08)%
                                                                ------
        Total net expenses(2)                                     0.80%
                                                                ======

      (1)The figures contained in the above table are based on amounts incurred during the Fund's most recent fiscal year and have been adjusted, as needed, to reflect current service provider fees.

      (2)The Fund's investment adviser and/or some of its other service providers have agreed to waive fees and/or reimburse expenses until July 31, 2001. The figure shown here is after waivers and/or reimbursements. There is no guarantee that these waivers and/or reimbursements will continue after this date.


[GRAPHIC]
             This is an example only. Your actual costs could be higher or lower, depending on the amount you invest, and on the Fund's actual expenses and performance.

        Example

        This example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.


        This example assumes:

        o you invest $10,000 in Daily Class Shares of the Fund for the time periods indicated and then sell all of your shares at the end of those periods

        o you reinvest all dividends and distributions in the Fund

        o your investment has a 5% return each year

        o the Fund's operating expenses remain the same as shown in the table above

        o the waivers and/or reimbursements shown above expire July 31, 2001 and are not reflected in the 3, 5 and 10 year examples

        Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                        1 year     3 years     5 years     10 years
  Daily Class Shares     $82        $273        $480        $1,077

[GRAPHIC]
         Other important information

 You'll find specific information about each Fund's principal investments, strategies and risks in the descriptions starting on page 4. The following are some other risks and information you should consider before you invest:

        o Special rules for money market funds - Money market funds must comply with Rule 2a-7 under the Investment Company Act of 1940 (1940 Act). Rule 2a-7 sets out certain limits on investments, which are designed to help protect investors from risk of loss. These limits apply at the time an investment is made. The Funds, like all money market funds:

          o may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less

          o must maintain an average dollar-weighted maturity of 90 days or less

          o may normally invest no more than 5% of their assets in a single security, other than U.S. government securities; however, they may invest up to 25% of their assets in a first-tier security for up to three business days (except for Nations California Tax-Exempt Reserves)

          o may generally only invest in U.S. dollar denominated instruments that are determined to have minimal credit risk and are first-tier securities, except for Nations California Tax-Exempt Reserves, which also may invest in second-tier securities

        o Changing investment objectives and policies - The investment objective and certain investment policies of any Fund cannot be changed without shareholder approval (except for Nations California Tax-Exempt Reserves).

        o Investing defensively - A Fund may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Fund may not achieve its investment objective while it is investing defensively. Any cash a Fund holds for defensive or other reasons does not earn income.

[GRAPHIC]
         How the Funds are managed


[GRAPHIC]
             Banc of America Advisors, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Investment adviser
 BAAI is the investment adviser to over 60 mutual fund portfolios in the Nations Funds Family, including the Money Market Funds described in this prospectus.

 BAAI is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

 Nations Funds pays BAAI an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. BAAI uses part of this money to pay investment sub-advisers for the services they provide to each Fund.

 BAAI has agreed to waive fees and/or reimburse expenses for certain Funds until July 31, 2001. You'll find a discussion of any waiver and/or reimbursement in the Fund descriptions. There is no assurance that BAAI will continue to waive and/or reimburse any fees and/or expenses after this date.

 The following chart shows the maximum advisory fees BAAI can receive, along with the actual advisory fees it received during the Funds' last fiscal year, after waivers and/or reimbursements:

 Annual investment advisory fee, as a % of average daily net assets


                                           Maximum     Actual fee
                                           advisory     paid last
                                             fee(1)    fiscal year
  Nations Cash Reserves                      0.15%       0.16%
  Nations Treasury Reserves                  0.15%       0.16%
  Nations Government Reserves                0.15%       0.15%
  Nations Municipal Reserves                 0.15%       0.14%
  Nations California Tax-Exempt Reserves     0.15%       0.15%

(1)These fees are the current contract levels, which in most cases have been reduced from the contract levels that were in effect during the last fiscal year.

 Investment sub-adviser
 Nations Funds and BAAI have engaged an investment sub-adviser to provide day-to-day portfolio management for the Funds. This sub-adviser functions under the supervision of BAAI and the Board of Trustees of Nations Funds.


[GRAPHIC]
             Banc of America
             Capital Management, Inc.

             One Bank of America Plaza
             Charlotte, North Carolina 28255

 Banc of America Capital Management, Inc.
 BACAP, the successor to TradeStreet Investment Associates, Inc., is a registered investment adviser and a wholly-owned subsidiary of Bank of America. Its management expertise covers all major domestic asset classes, including equity and fixed income securities, and money market instruments.

 Currently managing more than $120 billion, BACAP has over 200 institutional clients and is sub-adviser to more than 50 mutual funds in the Nations Funds Family. BACAP takes a team approach to investment management. Each team has access to the latest technology and analytical resources.

 BACAP is the investment sub-adviser to the Funds shown in the table below. The table also tells you which internal BACAP asset management team is responsible for making the day-to-day investment decisions for each Fund.


  Fund                                       BACAP Team
  Nations Cash Reserves                      Taxable Money Market Management Team
  Nations Treasury Reserves                  Taxable Money Market Management Team
  Nations Government Reserves                Taxable Money Market Management Team
  Nations Municipal Reserves                 Tax-Exempt Money Market Management Team
  Nations California Tax-Exempt Reserves     Tax-Exempt Money Market Management Team

[GRAPHIC]
             Stephens Inc.

             111 Center Street
             Little Rock, Arkansas 72201

 Other service providers
 The Funds are distributed and co-administered by Stephens Inc., a registered broker/dealer. Stephens may pay distribution (12b-1) and shareholder servicing fees and/or other compensation to companies for selling shares and providing services to investors.

 BAAI is also co-administrator of the Funds, and assists in overseeing the administrative operations of the Funds. The Funds pay BAAI and Stephens a combined fee of 0.10% for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Funds, and is paid monthly.

[GRAPHIC]
             PFPC Inc.

             400 Bellevue Parkway
             Wilmington, Delaware 19809

 PFPC Inc. (PFPC) is the transfer agent for the Funds' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment
--------------------------------------------------------------------------------

[GRAPHIC]
             When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.


[GRAPHIC]
         Buying, selling and exchanging shares

 This prospectus offers Daily Class Shares of the Funds. Here are some general rules about this class of shares:

  o Daily Class Shares are available on a direct basis or through financial institutions and intermediaries for their own accounts, and for certain client accounts for which they may provide automated cash management or other services. These include:

      o Bank of America and certain of its affiliates

      o certain other financial institutions and intermediaries

  o The minimum initial investment is $1,000. There is no minimum for additional investments.

  o The minimum initial investment is $100 using the Systematic Investment Plan. The minimum for additional investments under this plan is $100.

  o There are no sales charges for buying, selling or exchanging these shares.

 You'll find more information about buying, selling and exchanging Daily Class Shares on the pages that follow. You should also ask your financial institution or intermediary about its limits, fees and policies for buying, selling and exchanging shares, which may be different from those described here, and about its related services and programs.

 The Funds also offer other classes of shares, with different features and expense levels, which you may be eligible to buy. If you have questions about buying, selling or exchanging, or you need help placing an order, please call us at 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor. You can also contact your investment professional.

                          Ways to
                        buy, sell or            How much you can buy,
                          exchange                sell or exchange                            Other things to know
                     ----------------- -------------------------------------- ---------------------------------------------------
Buying shares        In a lump sum     minimum initial investment:              There is no limit to the amount you can invest
                                       o $1,000                                 in Daily Class Shares.
                                       minimum additional investment:
                                       o none
                     ----------------- -------------------------------------- ---------------------------------------------------
                     Using our         minimum initial investment:              You can buy shares monthly, twice a month or
                     Systematic        o $100                                   quarterly, using automatic transfers from your
                     Investment Plan   minimum additional investment:           bank account.
                                       o $100
                     ----------------- -------------------------------------- ---------------------------------------------------
Selling shares       In a lump sum     o you can sell up to $50,000 of your     We usually send you the sale proceeds on the
                                         shares by telephone, otherwise there   same day that we receive your order.
                                         are no limits to the amount you can
                                         sell

                                       o other restrictions may apply to        If you paid for your shares with a check that
                                         withdrawals from retirement plan       wasn't certified, we'll hold the sale proceeds
                                         accounts                               when you sell those shares for at least 15 days
                                                                                after the trade date of the purchase, or until the
                                                                                check has cleared.
                     ----------------- -------------------------------------- ---------------------------------------------------
                     Using our free    o minimum $250 per check                 You can write checks for free. You can only use
                     checkwriting                                               checks to make partial withdrawals from a
                     service                                                    Fund. You can't use a check to make a full
                                                                                withdrawal from a Fund.
                     ----------------- -------------------------------------- ---------------------------------------------------
                     Using our         o minimum $25 per withdrawal             Your account balance must be at least $10,000
                     Automatic                                                  to set up the plan. You can make withdrawals
                     Withdrawal Plan                                            monthly, twice a month or quarterly. We'll send
                                                                                your money by check or deposit it directly to
                                                                                your bank account.
                     ----------------- -------------------------------------- ---------------------------------------------------
 Exchanging shares    In a lump sum    o minimum $1,000 per exchange            You can exchange Daily Class shares of a Fund
                                                                                for Daily Class Shares of any other Nations
                                                                                Reserves Money Market Fund.
                     ----------------- -------------------------------------- ---------------------------------------------------

[GRAPHIC]
             A business day is any day that the Federal Reserve Bank of New York is open. The Money Market Funds reserve the right to close early on business days preceding national holidays, if the primary government securities dealers have closed early and/or if the Bond Market Association recommends that the securities markets close early.

             The Federal Reserve Bank of New York is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

 How shares are priced
 All transactions are based on the price of a Fund's shares -- or its net asset value per share. We calculate net asset value per share at the following times (unless the Fund closes early):

  o 5:00 p.m. Eastern time each business day for each share class of Nations Cash Reserves and Nations Treasury Reserves

  o 12:00 noon Eastern time each business day for each share class of Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time each business day for each share class of Nations California Tax-Exempt Reserves

 First, we calculate the net asset value for each class of a Fund by determining the value of the Fund's assets in the class and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the class.

 Although we try to maintain a net asset value per share of $1.00 for the Funds, we can't guarantee that we will be able to do so.

 Valuing securities in a Fund
 The value of a Fund's assets is based on the total market value of all of the securities it holds. We use the amortized cost method, which approximates market value, to value the assets in the Money Market Funds.

 How orders are processed
 Orders to buy, sell or exchange shares are processed on business days. Orders received by Stephens, PFPC or their agents by the following times on a business day (unless the Fund closes early) will receive that day's net asset value per share:

  o 5:00 p.m. Eastern time for Nations Cash Reserves and Nations Treasury Reserves, except:

    o Orders must be received for Nations Treasury Reserves by 3:00 p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by these Funds

    o Orders must be received for Nations Cash Reserves by 3:00 p.m. Eastern time on the last business day of the calendar year

  o 12:00 noon Eastern time for Nations Government Reserves and Nations Municipal Reserves

  o 10:30 a.m. Eastern time for Nations California Tax-Exempt Reserves

 Investors are encouraged to place orders to sell as early in the day as possible. Orders received after these times will receive the next business day's net asset value per share. The business day that applies to an order is also called the trade date. We may refuse any order to buy or exchange shares. If this happens, we'll return any money we've received.

 Telephone orders
 You can place orders to buy, sell or exchange by telephone if you complete the telephone authorization section of our account application and send it to us.

 Here's how telephone orders work:

        o If you sign up for telephone orders after you open your account, you must have your signature guaranteed.

        o Telephone orders may not be as secure as written orders. You may be responsible for any loss resulting from a telephone order.

        o We'll take reasonable steps to confirm that telephone instructions are genuine. For example, we require proof of your identification before we will act on instructions received by telephone and may record telephone conversations. If we and our service providers don't take these steps, we may be liable for any losses from unauthorized or fraudulent instructions.

        o Telephone orders may be difficult to complete during periods of significant economic or market change.


[GRAPHIC]
        Buying shares

        Here are some general rules for buying shares:

        o Investors buy Daily Class Shares at net asset value per share.

        o We must receive payment by the following times on the business day Stephens, PFPC or their agents receive the order (unless the Fund closes early):

          o 5:00 p.m. Eastern time for Nations Cash Reserves, Nations Money Market Reserves and Nations Treasury Reserves, except:

            o Payment must be received for Nations Treasury Reserves by 4:00
              p.m. Eastern time on the last business day of each calendar quarter and business days that precede the national holidays observed by these Funds

            o Payment must be received for Nations Cash Reserves by 4:00 p.m.
              Eastern time on the last business day of the calendar year

          o 4:00 p.m. Eastern time for Nations Governments Reserves, Nations Municipal Reserves and Nations California Tax-Exempt Reserves

          If we receive payment after these times, we'll refuse the order. We'll return any payment received for orders that we refuse. We can change these times under certain circumstances, for example, when there's more wiring activity than normal.

        o Financial institutions and intermediaries are responsible for sending us orders for their clients and for ensuring that we receive payment on time.

        o Shares purchased are recorded on the books of the Fund. We don't issue certificates.

 Systematic Investment Plan
 You can make regular purchases of $100 or more using automatic transfers from your bank account to the Funds you choose. You can contact your financial adviser or us to set up the plan.

  Here's how the plan works:

      o You can buy shares twice a month, monthly or quarterly.

      o You can choose to have us transfer your money on or about the 15th or the last day of the month.

      o Some exceptions may apply to employees of Bank of America and its affiliates, and to plans set up before August 1, 1997. For details, please contact your financial adviser.


[GRAPHIC]
        Selling shares

        Here are some general rules for selling shares:

          o We normally send the sale proceeds by federal funds wire on the same business day that Stephens, PFPC or their agents receive the order.

          o Investors that qualify for telephone orders can sell up to $50,000 in shares by telephone.

          o If shares were paid for with a check that wasn't certified, we'll hold the sale proceeds when those shares are sold for at least 15 days after the trade date of the purchase, or until the check has cleared, whichever is later.

          o Financial institutions and intermediaries are responsible for sending us orders for their clients and for depositing the sale proceeds to their accounts on time.

          o Shares that are held in certificate form must be signed (or accompanied by a signed stock power) and sent to PFPC. The investor's signature must be guaranteed, unless other arrangements have been made with us. We may ask for any other information we need to prove that the order is properly authorized.

          o Under certain circumstances allowed under the 1940 Act, we can pay investors in securities or other property when they sell shares.

          o We can delay payment of the sale proceeds for up to seven days.

          o Other restrictions may apply to retirement plan accounts. For more information about these restrictions please contact your retirement plan administrator.

        We may sell shares:

          o if the value of an investor's account falls below $500. We'll provide 30 days notice in writing if we're going to do this

          o if a financial institution or intermediary tells us to sell the shares for a client under arrangements it has made with its clients

          o under certain other circumstances allowed under the 1940 Act

 Checkwriting service
 You can withdraw money from the Funds using our free checkwriting service. You can contact your financial adviser or us to set up the service.

 Here's how the service works:

      o Each check you write must be for $250 or more.

      o You can only use checks to make partial withdrawals. You can't use a check to make a full withdrawal of the shares you hold in a Fund.

      o Shares you sell by writing a check are eligible to receive distributions up to the day our custodian receives the check for payment.

      o We can change or cancel the service by giving you 30 days notice in writing

 Automatic Withdrawal Plan
 The Automatic Withdrawal Plan lets you withdraw $25 or more every month, every quarter or every year. You can contact your financial adviser or us to set up the plan.

 Here's how the plan works:

        o Your account balance must be at least $10,000 to set up the plan.

        o If you set up the plan after you've opened your account, your signature must be guaranteed.

        o You can choose to have us transfer your money on or about the 15th or the 25th of the month.

        o We'll send you a check or deposit the money directly to your bank account.

        o You can cancel the plan by giving your financial adviser or us 30 days notice in writing.

 It's important to remember that if you withdraw more than your investment in the Fund is earning, you'll eventually use up your original investment.

[GRAPHIC]
             You should make sure you understand the investment objectives and policies of the Fund you're exchanging into. Please read its prospectus carefully.

[GRAPHIC]
        Exchanging shares

        Investors can sell shares of a Fund to buy shares of another Nations Fund. This is called an exchange, and may be appropriate if investment goals or tolerance for risk change.


        Here's how exchanges work:

          o Investors can exchange Daily Class Shares of a Fund for Daily Class Shares of any other Nations Reserves Money Market Fund.

          o Investors must exchange at least $1,000 at a time.

          o The rules for buying shares of a Fund, including any minimum investment requirements, apply to exchanges into that Fund.

          o Exchanges can only be made into a Fund that is legally sold in the investor's state of residence.

          o Exchanges can generally only be made into a Fund that is accepting investments.

          o We may limit the number of exchanges that can be made within a specified period of time.

          o We may change or cancel the right to make an exchange by giving the amount of notice required by regulatory authorities (generally 60 days for a material change or cancellation).

          o Shares that are held in certificate form cannot be exchanged until PFPC has received the certificate and deposited the shares to the investor's account.

[GRAPHIC]
         How selling and servicing agents are paid


[GRAPHIC]
             The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

             The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 of the 1940 Act.

             The selling agent may charge other fees for services provided to your account.

 Selling and servicing agents usually receive compensation based on your investment in the Funds. The kind and amount of the compensation depends on the share class in which you invest. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

 Distribution (12b-1) and shareholder servicing fees
 Stephens and selling and servicing agents are compensated for selling shares and providing services to investors under distribution and shareholder servicing plans.

 Stephens may be reimbursed for distribution-related expenses up to an annual maximum of 0.35% of the average daily net assets of Daily Class Shares of the Funds, some or all of which may be paid to selling agents.

 Servicing agents may receive a maximum annual shareholder servicing fee of 0.25% of the average daily net assets of Daily Class Shares of the Funds.

 Fees are calculated daily and deducted monthly. Because these fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment, and may cost you more than any sales charges you may pay.

 The Funds pay these fees to eligible selling and servicing agents for as long as the plans continue. We may reduce or discontinue payments at any time.

 Other compensation
 Selling and servicing agents may also receive:

  o a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Funds

  o an additional amount of up to 0.50% of the net asset value per share on all sales of Daily Class Shares to retirement plans

  o non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

 This compensation which is not paid by the Funds, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BAAI, and certain other selling or servicing agents. Selected selling and servicing agents may also receive compensation for opening a minimum number of accounts. Stephens may cancel any compensation program at any time.

 BAAI and Stephens may pay amounts from their own assets to selling or servicing agents of the Funds for services they provide.

[GRAPHIC]
         Distributions and taxes


[GRAPHIC]
             The power of compounding

             Reinvesting your distributions buys you more shares of a Fund -- which lets you take advantage of the potential for compound growth.

             Putting the money you earn back into your investment means it, in turn, may earn even more money. Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions.

 About distributions
 A mutual fund can make money two ways:

  o It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  o A fund can also have capital gains if the value of its investments increases. If a fund sells an investment at a gain, the gain is realized. If a fund continues to hold the investment, any gain is unrealized.

 A mutual fund is not subject to income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Funds intend to pay out a sufficient amount of their income and capital gains to their shareholders so the Funds won't have to pay any income tax. When a Fund makes this kind of a payment, it's split equally among all shares, and is called a distribution.

 Although the Funds do not expect to realize any capital gains, any capital gains realized by a Fund will be distributed at least once a year.

 The Funds declare distributions of net investment income each business day and pay them on the first business day of each month.

 The distribution you receive is paid based on the number of shares you hold on the record date which is usually the day the distribution is declared (daily dividend Funds) or the day before the distribution is declared (all other Funds). Shares are eligible to receive distributions from the settlement date (daily dividend Funds) or the trade date (all other Funds) of the purchase up to and including the day before the shares are sold.

 Different share classes of a Fund usually pay different distribution amounts, because each class has different expenses.

 We'll automatically reinvest distributions in additional shares of the same Fund unless you tell us you want to receive your distributions in cash. You can do this by writing to us at the address on the back cover, or by calling us at
 1.800.626.2275 if you're an institutional investor, or 1.800.321.7854 if you're an individual investor.

[GRAPHIC]
             This information is a summary of how federal income taxes may affect your investment in the Funds. It is not intended as a substitute for careful tax planning. You should consult with your own tax adviser about your situation, including any foreign, state and local taxes that may apply.


[GRAPHIC]
               For more information about taxes, please see the SAI.

 How taxes affect your investment
 Distributions of net investment income and any excess of net short-term capital gain over net long-term capital loss generally are taxable to you as ordinary income.

 Although the Funds do not expect to realize any capital gains, any distributions of net capital gain (generally the excess of net long-term capital gain over net short-term capital loss) generally are taxable to you as net capital gain.

 In general, all distributions are taxable to you when paid, whether they are paid in cash or automatically reinvested in additional shares of the Fund. However, any distributions declared in October, November or December of one year and distributed in January of the following year will be taxable as if they had been paid to you on December 31 of the first year.

 We'll send you a notice every year that tells you how much you've received in distributions during the year and their federal tax status. Foreign, state and local taxes may also apply to these distributions.

 Nations Municipal Reserves, Nations California Tax-Exempt Reserves Distributions that come from Nations Municipal Reserves' tax-exempt interest income are generally free from federal income tax, but may be subject to state or local tax.

 Distributions that come from Nations California Tax-Exempt Reserves' tax-exempt interest income are generally free from federal income tax and California state personal income tax, but may be subject to other state and local taxes.

 Any distributions that come from taxable income or realized capital gains are generally subject to tax.

 A portion of the distributions from these Funds may also be subject to the federal alternative minimum tax.

 U.S. government obligations
 If you invest in U.S. government obligations directly, interest on those obligations is free from state and local and personal income taxes. Distributions you receive that come from interest a Fund earns from U.S. government obligations may not be exempt from these taxes. Please consult with your tax adviser.

 Withholding tax
 We're required by federal law to withhold tax of 31% on any distributions and redemption proceeds paid to you (including amounts to be paid for in securities or other property and exchanges) if:

  o you haven't given us a correct Taxpayer Identification Number (TIN) and haven't certified that the TIN is correct and withholding doesn't apply

  o the Internal Revenue Service (IRS) has notified us that the TIN listed on your account is incorrect according to its records

  o the IRS informs us that you are otherwise subject to backup withholding

 The IRS may also impose penalties against you if you don't give us a correct
 TIN.

 Amounts we withhold are applied to your federal income tax liability. You may receive a refund from the IRS if the withholding tax results in an overpayment of taxes.

 We're also normally required by federal law to withhold tax (at a rate of 30%, or a lower rate if a treaty applies) on distributions paid to foreign shareholders.

 Taxation of redemptions and exchanges
 As long as a Fund continually maintains a $1.00 net asset value per share, you ordinarily will not recognize a taxable gain or loss on the redemption or exchange of your shares of the Fund.


[GRAPHIC]
         Financial highlights


 The financial highlights table is designed to help you understand how the Funds have performed for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total investment return line indicates how much an investment in the Fund would have earned, assuming all dividends and distributions had been reinvested.

 This information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Funds financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

Nations Cash Reserves              For a Share outstanding throughout the period

                                                 Period ended
Daily Class Shares                                03/31/00*
Net asset value, beginning of period                $ 1.00
Income from investment operations:
Net investment income                               0.0459
Less distributions:
Dividends from net investment income               (0.0459)
Net asset value, end of period                      $ 1.00
Total return++                                        4.69%
============================================       =======
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)            $9,753,000
Ratio of operating expenses to average net
  assets                                              0.80%+**(a)
Ratio of net investment income to average
  net assets                                          4.77%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      0.89%+(a)

                           * Cash Reserves Daily Class Shares commenced operations on April 12, 1999.
                           ** The effect of interest expense on the operating expense ratio was less than 0.01%.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Treasury Reserves          For a Share outstanding throughout the period


                                                 Period ended
Daily Class Shares                                03/31/00*
Net asset value, beginning of period                $ 1.00
Income from investment operations:
Net investment income                               0.0431
Less distributions:
Dividends from net investment income               (0.0431)
Net asset value, end of period                      $ 1.00
Total return++                                        4.40%
============================================       =======
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)              $847,775
Ratio of operating expenses to average net
  assets                                              0.80%+**(a)
Ratio of net investment income to average
  net assets                                          4.46%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      0.88%+(a)

                           * Treasury Reserves Daily Class Shares commenced operations on April 12, 1999.
                           ** The effect of interest expense on the operating expense ratio was less than 0.01%.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

Nations Government Reserves        For a Share outstanding throughout the period


                                                  Period ended
Daily Class Shares                                 03/31/00*
Net asset value, beginning of period                $ 1.00
Income from investment operations:
Net investment income                               0.0443
Less distributions:
Dividends from net investment income               (0.0443)
Net asset value, end of period                      $ 1.00
Total return++                                        4.52%
============================================       =======
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)              $171,521
Ratio of operating expenses to average net
  assets                                              0.80%+**(a)
Ratio of net investment income to average
  net assets                                          4.66%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                      0.89%+(a)

                           * Government Reserves Daily Class Shares commenced operations on April 12, 1999.
                           ** The effect of interest expense on the operating expense ratio was less than 0.01%.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.


Nations Municipal Reserves        For a Share outstanding throughout the period


                                             Period ended
Daily Class Shares                            03/31/00*
Net asset value, beginning of period             $ 1.00
Income from investment operations:
Net investment income                            0.0262
Less distributions:
Dividends from net investment income            (0.0262)
Net asset value, end of period                   $ 1.00
Total return++                                     2.65%
============================================   =========
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)           $429,644
Ratio of operating expenses to average net
  assets                                           0.80%+
Ratio of net investment income to average
  net assets                                       2.69%+
Ratio of operating expenses to average net
  assets without waivers and/or expense
  reimbursements                                   0.90%+

                           * Municipal Reserves Daily Class Shares commenced operations on April 12, 1999.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

Nations California Tax-Exempt
Reserves                          For a Share outstanding throughout each period



                                                  Period ended    Period ended
Daily Class Shares                                  03/31/00       05/14/99*
Net asset value, beginning of period                   $ 1.00         $ 1.00
Income from investment operations:
Net investment income                                  0.0201         0.0045
Less distributions:
Dividends from net investment income                  (0.0201)       (0.0045)
Net asset value, end of period                         $ 1.00         $ 1.00
Total return++                                           2.01%          0.45%
==================================================== =========      =========
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $699,689       $334,000
Ratio of operating expenses to average net assets        0.80%+         0.80%+
Ratio of net investment income to average net
 assets                                                  2.20%+         2.21%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.88%+         0.82%+



                                                     Year ended      Year ended      Period ended
Daily Class Shares                                    02/28/99        02/28/98        02/28/97**
Net asset value, beginning of period                   $ 1.00          $ 1.00          $ 1.00
Income from investment operations:
Net investment income                                  0.0238          0.0279          0.0107
Less distributions:
Dividends from net investment income                  (0.0238)        (0.0279)        (0.0107)
Net asset value, end of period                         $ 1.00          $ 1.00          $ 1.00
Total return++                                           2.41%           2.83%           1.09%
==================================================== =========       =========        =======
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)                 $336,000        $172,000         $29,000
Ratio of operating expenses to average net assets        0.79%(a)        0.80%(a)        0.80%+(a)
Ratio of net investment income to average net
 assets                                                  2.35%           2.80%           2.66%+
Ratio of operating expenses to average net assets
 without waivers and/or expense reimbursements           0.79%(a)        0.80%(a)        0.80%+(a)

                           * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon California Tax-Exempt Money Market Fund, S and X Shares, which were reorganized into the California Tax Exempt Reserves Daily Class, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, Inc. and its investment sub-adviser became Banc of America Capital Management, Inc.
                           ** California Tax Exempt Reserves Daily Class Shares commenced operations on October 2, 1996.
                           + Annualized.
                           ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.
                           (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

[GRAPHIC]
             This glossary includes explanations of the important terms that may be used in this Prospectus. Some of the terms explained may apply to Nations Funds not included in this Prospectus.


[GRAPHIC]
          Terms used in this prospectus


 Bank obligation - a money market instrument issued by a bank, including certificates of deposit, time deposits and bankers' acceptances.

 Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

 Commercial paper - a money market instrument issued by a large company.

 Debt security - when you invest in a debt security, you are typically lending your money to a governmental body or company (the issuer) to help fund their operations or major projects. The issuer pays interest at a specified rate on a specified date or dates, and repays the principal when the security matures. Short-term debt securities include money market instruments such as treasury bills. Long-term debt securities include fixed income securities such as government and corporate bonds, and mortgage-backed and asset-backed securities.

 First-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds and has the highest short-term rating from a nationally recognized statistical rating organization (NRSRO) or if unrated, is determined by the fund's portfolio management team to be of comparable quality, or is a money market fund issued by a registered investment company, or is a government security.

 Fixed income security - an intermediate to long-term debt security that matures in more than one year.

 Guaranteed investment contract - an investment instrument issued by a rated insurance company in return for a payment by an investor.

 High quality - includes municipal securities that are rated in the top two highest short-term debt categories according to NRSROs such as S&P and Moody's. The portfolio management team may consider an unrated municipal security if it is determined to be of comparable quality, based upon guidelines approved by the Fund's Board of Trustees. Please see the SAI for more information about credit ratings.

 Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

 Municipal security (obligation) - a debt security issued by state or local governments or governmental authorities to pay for public projects and services. "General obligations" are typically backed by the issuer's full taxing and revenue-raising powers. "Revenue securities" depend on the income earned by a specific project or authority, like road or bridge tolls, user fees for water or revenues from a utility. Interest income from these securities is exempt from federal income taxes and is generally exempt from state taxes if you live in the state that issued the security. If you live in the municipality that issued the security, interest income may also be exempt from local taxes.

 Non-diversified - a fund that holds securities of fewer issuers or kinds of issuers than other kinds of funds. Non-diversified funds tend to have greater price swings than more diversified funds because events affecting one or more of its securities may have a disproportionately large effect on the fund.

 Participation - a pass-through certificate representing a share in a pool of debt obligations or other instruments.

 Pass-through certificate - securitized mortgages or other debt securities with interest and principal paid by a servicing intermediary shortly after interest payments are received from borrowers.

 Private activity bond - a municipal security that is used to finance private projects or other projects that aren't qualified for tax purposes. Private activity bonds are generally taxable, unless their use is specifically exempted, or may be treated as tax preference items.

 Repurchase agreement - a short-term (often overnight) investment arrangement. The investor agrees to buy certain securities from the borrower and the borrower promises to buy them back at a specified date and price. The difference between the purchase price paid by the investor and the repurchase price paid by the borrower represents the investor's return. Repurchase agreements are popular because they provide very low-risk return and can virtually eliminate credit difficulties.

 Reverse repurchase agreement - a repurchase agreement in which an investor sells a security to another party, like a bank or dealer, in return for cash, and agrees to buy the security back at a specified date and price.

 Second-tier security - under Rule 2a-7 under the 1940 Act, a debt security that is an eligible investment for money market funds, but is not a first-tier security.

 Settlement date - the date on which an order is settled either by payment or delivery of securities.

 Special purpose issuer - an entity organized solely to issue asset-backed securities on a pool of assets it owns.

 Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

 U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

 U.S. Treasury obligation - a debt security issued by the U.S. Treasury.

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[GRAPHIC]
         Where to find more information

 You'll find more information about the Money Market Funds in the following documents:

        Annual and semi-annual reports

        The annual and semi-annual reports contain information about Fund investments and performance, the financial statements and the independent accountants' reports.


[GRAPHIC]
        Statement of Additional Information

        The SAI contains additional information about the Funds and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

        You can obtain a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting Nations
        Funds:

        By telephone: 1.800.626.2275 (Institutional Investors)
                      1.800.321.7854 (Individual Investors)


        By mail:
        Nations Funds
        c/o Stephens Inc.
        One Bank of America Plaza
        33rd Floor
        Charlotte, NC 28255

        On the Internet: www.nations-funds.com

        Information about the Funds can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

SEC file number:
Nations Reserves, 811-6030

DAILY-SP-8/00

                                                            [Nations Funds Logo]

                       Statement of Additional Information

                                NATIONS RESERVES
                              Nations Cash Reserves
                            Nations Treasury Reserves
                           Nations Government Reserves
                           Nations Municipal Reserves
                     Nations California Tax-Exempt Reserves


                                  Daily Shares
                                 August 1, 2000


         This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed investment portfolios of Nations Reserves (individually, a "Fund" and collectively, the "Funds"). The financial statements for the Funds contained in their annual reports dated March 31, 2000, are hereby incorporated into this SAI by reference. This SAI is not a prospectus, and should be read only in conjunction with the current prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated August 1, 2000, (each a "Prospectus"). Copies of the Prospectuses may be obtained without charge by writing Nations Funds c/o Stephens Inc., One Bank of America Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Funds at
1.800.321.7854 and 1.800.626.2275 (for institutional money market investors).

                                TABLE OF CONTENTS

                                                                                                       Page


   HISTORY OF NATIONS RESERVES...........................................................................1


   DESCRIPTION OF THE COMPANY AND THE INVESTMENTS RISKS OF ITS FUNDS.....................................1

   General...............................................................................................1
   Investment Limitations................................................................................2
   Fundamental Policy Restrictions.......................................................................2
   Non-Fundamental Policy Restrictions...................................................................4
   Permissible Fund Investments..........................................................................6
   Asset-Backed Securities...............................................................................6
   Borrowings...........................................................................................12
   Commercial Instruments...............................................................................12
   Combined Transactions................................................................................13
   Corporate Debt Securities............................................................................13
   Dollar Roll Transactions.............................................................................14
   Guaranteed Investment Contracts......................................................................14
   Insured Municipal Securities.........................................................................15
   Municipal Securities.................................................................................15
   Other Investment Companies...........................................................................27
   Repurchase Agreements................................................................................27
   Reverse Repurchase Agreements........................................................................27
   Securities Lending...................................................................................28
   Stand-By Commitments.................................................................................28
   Stripped Securities..................................................................................29
   U.S. and Foreign Bank Obligations....................................................................30
   U.S. Government Obligations..........................................................................31
   Use of Segregated and Other Special Accounts.........................................................31
   Variable- and Floating-Rate Instruments..............................................................32
   When-Issued Purchases and Forward Commitments........................................................33
   Investment Risks and Considerations..................................................................33

   MANAGEMENT OF THE COMPANY............................................................................34

   Nations Funds Retirement Plan........................................................................38
   Nations Funds Deferred Compensation Plan.............................................................38
   Board Member Compensation Arrangement................................................................39
   Shareholder and Trustee Liability....................................................................41

   INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY, TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER
   SERVICING AND DISTRIBUTION AGREEMENTS................................................................41

   Investment Adviser and Sub-Advisers..................................................................41
   Co-Administrators and Sub-Administrator..............................................................45
   Distribution Plans and Shareholder Servicing Arrangements............................................48
   Transfer Agents and Custodians.......................................................................51
   Distributor..........................................................................................51
   Independent Accountants and Reports..................................................................52
   Counsel..............................................................................................52

   FUND TRANSACTIONS AND BROKERAGE......................................................................52

   General Brokerage Policy.............................................................................52
   Brokerage Commissions................................................................................55
   Securities of Regular Broker/Dealers.................................................................55

   Directed Brokerage...................................................................................55
   Monies Paid to Broker/Dealers from the Adviser's Profit..............................................55
   Section 28(e) Standards..............................................................................55

   DESCRIPTION OF SHARES................................................................................56

   Description of Shares of the Company.................................................................57
   Net Asset Value Determination........................................................................58

   ADDITIONAL INFORMATION CONCERNING TAXES..............................................................59

   General..............................................................................................59
   Excise Tax...........................................................................................59
   Private Letter Ruling................................................................................60
   Taxation of Fund Investments.........................................................................60
   Foreign Taxes........................................................................................61
   Capital Gain Distributions...........................................................................61
   Other Distributions..................................................................................61
   Disposition of Fund Shares...........................................................................62
   Federal Income Tax Rates.............................................................................62
   Corporate Shareholders...............................................................................62
   Foreign Shareholders.................................................................................62
   Backup Withholding...................................................................................63
   New Regulations......................................................................................63
   Tax-Deferred Plans...................................................................................63
   Special Tax Considerations Pertaining to Municipal Reserves and
   California Reserves..................................................................................63
   Special Tax Considerations Pertaining to California Reserves.........................................64

   ADDITIONAL INFORMATION ON PERFORMANCE................................................................65

   Yield Calculations...................................................................................69

   MISCELLANEOUS........................................................................................70

   Certain Record and Beneficial Holders................................................................70

   SCHEDULE A - Description Of Ratings...................................................................1

                           HISTORY OF NATIONS RESERVES

         Nations Reserves (formerly known as The Capitol Mutual Funds)(1) (the "Company") is an open-end registered investment company in the Nations Funds family of mutual funds (the "Nations Funds Family"), which consists of the Company, Nations Fund, Inc., Nations Fund Trust, Nations Funds Trust, Nations LifeGoal Funds, Inc., Nations Annuity Trust and Nations Master Investment Trust. The Nations Funds Family currently has more than 70 distinct investment portfolios and total assets in excess of $100 billion.

         The Company was organized as a Massachusetts business trust on January 22, 1990. It has a fiscal year end of March 31.


                         DESCRIPTION OF THE COMPANY AND
                       THE INVESTMENTS RISKS OF ITS FUNDS

General

         The Company currently consists of sixteen investment portfolios. The Agreement and Declaration of Trust under which the Company was duly established permits the Company to offer separate series of units of beneficial interest ("shares"). Each share of each series represents an equal proportionate interest in that series. This SAI relates to: the Daily Shares of Nations Cash Reserves ("Cash Reserves"), Nations Treasury Reserves ("Treasury Reserves"), Nations Government Reserves ("Government Reserves"), Nations Municipal Reserves ("Municipal Reserves") and Nations California Tax-Exempt Reserves ("California Reserves") (collectively referred to as the "Money Market Funds"). All of the Funds are diversified, with the exception of the California Reserves.

         Each share of the Company is without par value, represents an equal proportionate interest in the related fund with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Company's Board of Trustees. The Company's Agreement and Declaration of Trust authorizes the Board of Trustees to classify or reclassify any class of shares into one or more series of shares.

         Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of each fund of the Company will vote in the aggregate and not by fund, and shareholders of each fund will vote in the aggregate and not by class except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular fund or class.

         As of August 1, 2000, Bank of America and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of the Company and, therefore, could be considered to be a controlling person of the Company for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which Bank of America and its affiliates possessed or shared power to dispose or vote as of a certain date, see the discussion on Certain Record and Beneficial Holders. It is anticipated that the Company will not hold annual shareholder meetings on a regular basis unless required by the Investment Company Act of 1940, as amended (the "1940 Act") or Massachusetts business trust law.

------------------------------
(1) More specifically, Nations Reserves is the name under which The Capitol Mutual Funds conducts business.

         Banc of America Advisors, Inc. ("BAAI") is the investment adviser to the Funds. Banc of America Capital Management, Inc. ("BACAP") is the investment sub-adviser to the Funds. As used herein the term "Adviser" shall mean BAAI and/or BACAP as the context may require.

         This SAI is intended to furnish prospective investors with additional information concerning the Company and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the United States Securities and Exchange Commission (the "SEC"). Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. No investment in the Funds' Shares should be made without first reading the related Prospectuses.

Investment Limitations

         Information concerning a Fund's investment objective is set forth in the applicable Prospectus. There can be no assurance that the Funds will achieve their objectives. The features of the Funds' principal investment strategies and the principal risks associated with those investment strategies also are discussed in the Prospectuses.

         The fundamental and non-fundamental investment restrictions applicable to the Funds' investment programs are set forth below. The investment limitations that are matters of fundamental policy may not be changed without the affirmative vote of a Fund's shareholders. The investment limitations that are matters of non-fundamental policy may be changed without the affirmative vote of a Fund's shareholders.

         In addition to the policies outlined below, each Fund is seeking or has obtained permission from the SEC to invest in other Funds in the Nations Funds family.

Fundamental Policy Restrictions

Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves may not:

     1.  Acquire more than 10% of the voting securities of any one issuer.

     2.  Invest in companies for the purpose of exercising control.

     3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

     4. Make loans, except that (a) a Fund may purchase or hold debt instruments in accordance with its investment objective and policies;
         (b) may enter into repurchase agreement and non-negotiable time deposits, provided that repurchase agreements and non-negotiable time deposits maturing in more than seven days, illiquid restricted securities and other securities which are not readily marketable are not to exceed, in the aggregate, 10% of the Fund's total assets and (c) the Funds (except Municipal Reserves) may engage in securities lending as described in each prospectus and in this SAI.

     5. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

     6. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts.

     7. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

     8. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

     9. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of other money market funds. Under these rules and regulations, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the Fund's total assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that Shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. It is the position of the SEC's Staff that certain nongovernmental issues of CMOs and REMICS constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the SEC exempting such instruments from the definition of investment company.

     10. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

     11. Purchase or retain securities of an issuer if, to the knowledge of the Company, an officer, trustee, or partner of the Company or Adviser of the Company owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees and partners owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

     12. Invest in interest in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

     13. Write or purchase puts, calls or combinations thereof.

     14. Invest in warrants valued at lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

California Reserves may not:

1. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

2. Underwrite any issue of securities within the meaning of the 1933 Act, except when it might be technically deemed to be an underwriter either
         (a) in connection with the disposition of a portfolio security, or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective.

3. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions, and (b) not withstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by the 1940 Act. Notwithstanding the above limitation, there is no limitation with respect to investments by any of the Funds in repurchase agreements, domestic bank obligations and certain bank obligations considered to be issued by domestic banks purchase to regulations or pronouncements of the SEC or its staff.

4. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

5. Purchase or sell commodities, except that a Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, future contracts and options on future contracts. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

6.       Make loans, except to the extent permitted by the 1940 Act.

Non-Fundamental Policy Restrictions

With respect to Treasury Reserves and California Reserves only:

1. Treasury Reserves may not write covered call options or purchase put options as long as the Fund invests exclusively in U.S. Treasury obligations, separately traded component parts of such obligations transferable through the Federal book-entry system, and repurchase agreements involving such obligations.

2. California Reserves may not purchase the securities of any issuer (except securities issued by the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer except that
     (a) up to 50% of the value of the Fund's total assets may be invested without regard to this

     5% limitation provided that no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer; (b) a Fund's assets may be invested in the securities of one or more diversified management investment companies to the extent permitted by 1940 Act and (c) the 5% limitation may be temporarily exceeded provided that the discrepancy is eliminated as the end of the quarter or within 30 days thereafter.

         Notwithstanding the foregoing restriction, California Reserves invests without regard to the 5% limitation in securities subject to certain guarantees and certain money market Fund securities in accordance with Rule 2a-7 under 1940 Act or any successor rule, and otherwise permitted in accordance with Rule 2a-7 or any successor rule.

         California Reserves may not purchase securities of any one issuer (other than U.S. Government Obligations) if, immediately after such purchase, more than 25% of the value of a Fund's total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund's total assets, more than 5% of its assets would be invested in the securities of one issuer.

With respect to Treasury Reserves, Cash Reserves, Government Reserves, Municipal Reserves and California Reserves, each may:

1. Invest in shares of other open-end management investment companies, subject to the limitations of the 1940 Act, the rules thereunder, and any orders obtained thereunder now or in the future. Funds in a master/feeder structure generally invest in the securities of one or more open-end management investment companies pursuant to various provisions of the 1940 Act.

2. Not invest or hold more than 10% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others,
     (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

3. Invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of a Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     A Fund (i) will not hedge more than 50% of its total assets by selling futures contracts, buying put options, and writing call options (so called "short positions"), (ii) will not buy futures contracts or write put options whose underlying value exceeds 25% of the Fund's total assets, and
     (iii) will not buy call options with a value exceeding 5% of the Fund's total assets.

4. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

5. Not make investments for the purpose of exercising control of management. (Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.)

6. Not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Permissible Fund Investments

         In addition to the principal investment strategies for each Fund, which are outlined in the Funds' Prospectuses, each Fund also may invest in other types of securities in percentages of less than 10% of its total assets (unless otherwise indicated, e.g., most Funds may invest in money market instruments without limit during temporary defensive periods). These types of securities are listed below for each portfolio and then are described in more detail after this sub-section.

         Government Reserves: In addition to the types of securities described in the Prospectus, the Fund may also invest in repurchase agreements and securities issued by other investment companies that invest in securities consistent with the Fund's investment objective and policies.

         California Reserves: In addition to the types of securities described in the Prospectus, the Fund may also invest in cash equivalents and taxable obligations, during temporary defensive periods.

         Cash Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios' securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Treasury Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors.

         Municipal Reserves: In addition to the types of securities described in the Prospectus, the Fund may lend its portfolios securities to qualified institutional investors and may invest in reverse repurchase agreements.

         Additional information on the particular types of securities in which certain Funds may invest in is set forth below.

Asset-Backed Securities

        In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

         The life of an asset-backed security varies depending upon the rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

         Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

         Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. Governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

         The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Government National Mortgage Association ("Ginnie Mae" or "GNMA"), Federal National Mortgage Association ("Fannie Mae" or "FNMA") or Federal Home Loan Mortgage Corporation ("Freddie Mac" or "FHLMC"). Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

         The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

         Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

         Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

         Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

         The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

         Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

         A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

         The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

         Additional Information on Mortgage-Backed Securities.
         ----------------------------------------------------

         Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

         Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

         Residential mortgage loans are pooled by the FHLMC. FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

         FNMA is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

         The principal Government guarantor of mortgage-backed securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

         A Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

         All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

         As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

         Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

         Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

         Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

         Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

         The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

         While the market for asset-backed securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Borrowings

         Certain Funds participate in a committed line of credit agreement (the "Committed Line") with The Bank of New York as administrative agent and Commerzbank, A.G. and Grand Cayman Branches as syndication agents. The Committed Line affords an open line of credit of up to $500,000,000 to the participating Funds for emergency purposes or otherwise. Interest on borrowings is generally payable at the federal funds rate plus .50% on an annualized basis. The borrowing Funds are also charged an administrative fee by The Bank of New York generally at a rate of 0.09% of the daily amount of the commitment under the Committed Line, regardless of usage. Unless renewed by the Board of Trustees, the Committed Line will expire on November 18, 2000. Specific borrowings by a Fund under the Committed Line over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 2000.

         The Funds also participate in an uncommitted line of credit provided by The Bank of New York under a line of credit agreement (the "Uncommitted Line"). Advances under the Uncommitted Line are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at the federal funds rate plus .50% on an annualized basis. The Agreement requires, among other things, that each participating Fund maintain a ratio of no less than 4 to 1 net assets (not including funds borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement. Specific borrowings by a Fund under the Uncommitted Line over the last fiscal year, if any, can by found in the Funds' Annual Reports for the year ended March 31, 2000.


Commercial Instruments

         Certain Funds may purchase commercial instruments. Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks.

         Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

         Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser. See also the discussion of variable- and floating-rate instruments in this SAI.

         Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the shorter of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

         Certain Funds also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above. In purchasing a loan participation or assignment, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and the Fund will be exposed to a risk of loss if the borrower defaults. Loan participations also may be purchased by the Fund when the borrowing company is already in default. In purchasing a loan participation, the Fund may have less protection under the federal securities laws than it has in purchasing traditional types of securities. The Fund's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties.

Combined Transactions

         Certain Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple forward foreign currency exchange contracts and any combination of futures, options and forward foreign currency exchange contracts ("component" transactions), instead of a single transaction, as part of a single hedging strategy when, in the opinion of the Adviser, it is in the best interest of a Fund to do so and where underlying hedging strategies are permitted by a Fund's investment policies. A combined transaction, while part of a single hedging strategy, may contain elements of risk that are present in each of its component transactions.


Corporate Debt Securities

         Certain Funds may invest in corporate debt securities of domestic issuers of all types and maturities, such as bonds, debentures, notes and commercial paper. Corporate debt securities may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participation based on revenue, sales or profit, or the purchase of common stock or warrants in a unit transaction (where corporate debt obligations and common stock are offered as a unit). Each Fund may also invest in corporate debt securities of foreign issuers.

         The corporate debt securities in which the Funds will invest will be rated investment grade by at least one NRSRO (e.g., BBB or above by Standard & Poor's Corporation ("S&P") or Baa or above by Moody's Investors Services, Inc.("Moody's"). Commercial paper purchased by the Funds will be rated in the top two categories by a NRSRO. Corporate debt securities that are not rated may be purchased by such Funds if they are determined by the Adviser to be of comparable quality under the direction of the Board of Trustees of the Company. If the rating of any corporate debt security held by a Fund falls below such ratings or if the Adviser determines that an unrated corporate debt security is no longer of comparable quality, then such security shall be disposed of in an orderly manner as quickly as possible. A description of these ratings is attached as Schedule A to this Statement of Additional Information.

Dollar Roll Transactions

         Certain Funds may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker/dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date. If the broker/dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

         The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, the Fund's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Fund is able to purchase them. Similarly, the Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to the Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that the Fund's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.


Guaranteed Investment Contracts

         Guaranteed investment contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Insured Municipal Securities

         Certain of the Municipal Securities held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Securities at the time of its original issuance. In the event that the issuer defaults with respect to interest or principal payments, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Securities

         Generally. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal securities may include variable- or floating- rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

         Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

         Municipal securities may include participations in privately arranged loans to state or local government borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated.

Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable.

         Although lease obligations do not constitute general obligations of the municipal issuer to which the government's taxing power is pledged, a lease obligation is ordinarily backed by the government's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. In the case of a "non-appropriation" lease, the Funds' ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure might prove difficult.

         The Funds will not invest more than 5% of their total investment assets in lease obligations that contain "non-appropriation" clauses where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the governmental borrower, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and
(6) the underlying leased equipment has elements of probability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required. The Funds have not imposed any percentage limitations with respect to their investment in lease obligations not subject to the "non-appropriation" risk. To the extent municipal leases are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such borrower, including its ability to meet contractual payment obligations.

         In evaluating the credit quality of a municipal lease obligation and determining whether such lease obligation will be considered "liquid," the Adviser for each Fund will consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold;
(3) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (4) the likelihood that the obligor/government borrower will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of non-appropriation"); and (5) the legal recourse in the event of failure to appropriate.

         Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein, which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

         In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes.

         Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate, and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated, or its rating may be reduced below the minimum rating required for purchase by that Fund. The Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         Opinions relating to the validity of Municipal Securities and to the excludability of interest thereon from Federal income tax or state income tax are rendered by counsel to the issuer or bond counsel at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of Municipal Securities or the bases for opinions relating to the validity of such issuance.

         The payment of principal and interest on most securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands are a separate "issuer" as that term is used in the Prospectuses and this SAI. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Certain types of Municipal Securities (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Private activity bonds are also issued for privately held or publicly owned corporations in the financing of commercial or industrial facilities. Most governments are authorized to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Moreover, with respect to Municipal Securities issued by Florida, Georgia, Kansas, Maryland, North Carolina, South Carolina, Tennessee, Texas, or Virginia issuers, the Company cannot predict which legislation, if any, may be proposed in the state legislatures or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities generally, or California Municipal Securities specifically, for investment by one of these Funds and the liquidity and value of such portfolios. In such an event, a Fund impacted would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         California. The following information relates specifically to California Reserves: This summary does not purport to be a comprehensive description of all relevant facts. Although the Company has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Company. Rather, the information presented herein has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, the estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

         Economic Factors

         Fiscal Years Prior to 1995-96. Pressures on the State's budget in the late 1980's and early l990's were caused by a combination of external economic conditions and growth of the largest General Fund Program--K-14 education, health, welfare and corrections--at rates faster than the revenue base. These pressures could continue as the State's overall population and school age population continue to grow, and as the State's corrections program responds to a "Three Strikes" law enacted in 1994, which requires mandatory life prison terms for certain third-time felony offenders. In addition, the State's health and welfare programs are in a transition period as result of recent federal and State welfare reform initiatives.

         As a result of these factors and others, and especially because a severe recession between 1990-94 reduced revenues and increased expenditures for social welfare programs, from the late 1980's until 1992-93, the State had period of significant budget imbalance. During this period, expenditures exceeded revenues in four out of six years, and the State accumulated and sustained a budget deficit in its budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak on June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfers of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

         Despite these budget actions, as noted, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire such deficits in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over to the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year Plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

         Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

         For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

         1995-96, 1996-97 and 1997-98 Fiscal Years

         With the end of the recession, and a growing economy beginning in 1994, the State's financial condition improved markedly in the last two fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The last of the recession-induced budget deficits was repaid, allowing the SFEU to post a positive cash balance for only the second time in the l990's, totaling $1.8 billion as of June 30, 1998. The State's cash position also returned to health, as cash flow borrowing was limited to $3 billion in 1996-97, and no deficit borrowing has occurred over the end of these last two fiscal years.

         In each of these two fiscal years, the State budget contained the following major features:

     1. Expenditures for K-14 schools grew significantly, as new revenues were directed to school spending under Proposition 98. These additional funds allowed several new education initiatives to be funded, and raised K-14 per-pupil spending to around $4,900 by Fiscal Year 1996-97. See "STATE FINANCES" - Proposition 98".

     2. The Budgets restrained health and welfare spending levels, holding to reduced benefit levels enacted in earlier years, and attempted to reduce General Fund spending by calling for greater support from the federal government. The State also attempted to shift to the federal government a larger share of the cost of incarceration and social services for illegal aliens. Some of these efforts were successful, and federal welfare reform also helped, but as a whole the federal support never reached the levels anticipated when the budgets were enacted. These funding shortfalls were, however, filled by the strong revenue collections, which exceeded expectations.

     3. General Fund support for the University of California and the California State University system grew by an average of 5.2 percent increase, 3.3 percent and 6 percent per year, respectively, and there were no increases in student fees.

     4. General Fund support for the Department of Corrections grew as needed to meet increased prison population. No new prisons were approved for construction, however.

     5. There were no tax increases, and starting January 1, 1997, there was a 5 percent cut in corporate taxes. The suspension of the Renter's Tax Credit, first taken as a cost-saving measure during the recession, was continued.

         As noted, the economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. As a result, there was no dramatic increase in budget reserves, although the accumulated budget deficit from the recession years was finally eliminated in the past fiscal year.

         1998-99 Fiscal Year

         On January 9, 1998, the Governor projected General Fund revenues for the 1998-99 Fiscal Year of $55.4 billion, and proposed expenditures in the same amount. In May 14, 1998, the Administration projected that revenues for the 1997-98 and 1998-99 Fiscal Years combined would be more than $4.2 billion higher than was projected on January 9, 1998. The Governor proposed that most of this increased revenue be dedicated to fund a 75% cut in the Vehicle License Fee ("VLF").

         For the current fiscal year, the State legislature did not adhere to the constitutional requirement that it adopt its budget for the upcoming fiscal year by midnight of June 15th. On July 22, 1998, the Legislature unanimously passed an $18.9 billion emergency-spending bill to cover the costs of, among others, bond payments, paychecks for state workers, retirement pensions, prisons, school and welfare programs from July 1st through August 5th. The Legislature passed the Budget Bill on August 11, 1998.

         Fiscal Year 1999-00 Budget Act

         On June 16, 1999, the Governor signed the Budget Act. The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor vetoed certain expenditures by $581 million (both General Fund and special fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Governor's staff estimated that the State's budget reserve fund would have a balance at June 30, 2000, of about $880 million. Not included in this amount was an additional $300 million that after vetoed items were deducted was reallocated to provide funds for employee salary increases and other matters such as litigation expenses.

         The following were the major features of the 1999-00 Budget Act:

         Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, approximately an additional $108.6 million than the minimum Proposition 98 guarantee. The 1999-00 funds allocated for major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding bonuses for teachers, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget includes $310 million for repayment of school loans.

         Funding for higher education increased substantially above the 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent).

         The Budget included increased funding of nearly $600 million for health and human services.

         Additional funds including $800 million from the General Fund will be directed toward infrastructure costs, including $425 million in additional funding for an Infrastructure Bank, costs related to prison construction, additional equipment for train and ferry service as well as deferred maintenance expenses for state parks.

         The Legislature also enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of Fiscal Year 1999-00 and 2000-01 to cover costs related to lost funding to local governments.

         Proposed 2000-01 Fiscal Year Budget

         On January 10, 2000, the Governor released his proposed budget for Fiscal Year 2000-01 (the "Proposed Budget"). The Proposed Budget generally reflects that General Fund revenues for Fiscal Year 1999-00 will be higher than projections made at the time of the 1999 Budget Act. The Proposed Budget also reflects the latest estimated costs or savings as provided in various pieces of legislation passed and signed after the 1999 Budget Act. Revised 1999-00 revenues are $65.2 billion or $2.2 billion higher than projections at the time of the 1999 Budget Act. Revised 1999-00 expenditures are $65.9 billion or $2.1 billion higher than projections at the 1999 Budget Act.

         The Proposed Budget projects General Fund revenues and transfers in 2000-01 of $68.2 billion. This includes anticipated payments from the tobacco litigation settlement of $387.9 million and the receipt of one-time revenue from the sale of assets.

         The Proposed Budget provides for General Fund expenditures of $68.8 billion. Included in the Proposed Budget are set-asides of $500 million for legal contingencies and $100 million for various one-time legislative initiatives. At the time of the release of the Proposed Budget, the projected budget reserve fund would have a balance of about $2.420 billion at June 30, 2000, compared to the amount of $880 million projected at the time the 1999 Budget Act was signed on June 29, 1999.


         Constitutional, Legislative and Other Factors

         Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects described below, among others.

         Revenue Distribution. Certain Debt Obligations in the California Reserves may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's general fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's general fund will be distributed in the future to counties, cities and their various entities is unclear.

         Health Care Legislation. Certain Debt Obligations in the California Reserves may be obligations which are payable solely from the revenues of health care institutions. Certain provisions under California law may adversely affect these revenues and, consequently, payment on those Debt Obligations.

         The Federally sponsored Medicaid program for health care services to eligible welfare beneficiaries in California is known as the Medi-Cal program. Historically, the Medi-Cal program has provided for a cost-based system of reimbursement for inpatient care furnished to Medi-Cal beneficiaries by any hospital wanting to participate in the Medi-Cal program, provided such hospital met applicable requirements for participation. California law now provides that the State of California shall selectively contract with hospitals to provide acute inpatient services to Medi-Cal patients. Medi-Cal contracts currently apply only to acute inpatient services. Generally, such selective contracting is made on a flat per diem payment basis for all services to Medi-Cal beneficiaries, and generally such payment has not increased in relation to inflation, costs or other factors. Other reductions or limitations may be imposed on payment for services rendered to MediCal beneficiaries in the future.

         Under this approach, in most geographical areas of California, only those hospitals which enter into a MediCal contract with the State of California will be paid for non-emergency acute inpatient services rendered to Medi-Cal beneficiaries. The State may also terminate these contracts without notice under certain circumstances and is obligated to make contractual payments only to the extent the California legislature appropriates adequate funding therefor.

         California enacted legislation in 1982 that authorizes private health plans and insurers to contract directly with hospitals for services to beneficiaries on negotiated terms. Some insurers have introduced plans known as "preferred provider organizations" ("PPOs"), which offer financial incentives for subscribers who use only the hospitals which contract with the plan. Under an exclusive provider plan, which includes most health maintenance organizations ("HMOs"), private payors limit coverage to those services provided by selected hospitals. Discounts offered to HMOs and PPOs may result in payment to the contracting hospital of less than actual cost and the volume of patients directed to a hospital under an HMO or PPO contract may vary significantly from projections. Often, HMO or PPO contracts are enforceable for a stated term, regardless of provider losses or of bankruptcy of the respective HMO or PPO. It is expected that failure to execute and maintain such PPO and HMO contracts would reduce a hospital's patient base or gross revenues. Conversely, participation may maintain or increase the patient base, but may result in reduced payment and lower net income to the contracting hospitals.

         These Debt Obligations may also be insured by the State of California pursuant to an insurance program implemented by the Office of Statewide Health Planning and Development for health facility construction loans. If a default occurs on insured Debt Obligations, the State Treasurer will issue debentures payable out of a reserve fund established under the insurance program or will pay principal and interest on an unaccelerated basis from unappropriated State funds. At the request of the Office of Statewide Health Planning and Development, Arthur D. Little, Inc. prepared a study in December 1983, to evaluate the adequacy of the reserve fund established under the insurance program and based on certain formulations and assumptions found the reserve fund substantially underfunded. In September of 1986, Arthur D. Little, Inc. prepared an update of the study and concluded that an additional 10% reserve be established for "multi-level" facilities. For the balance of the reserve fund, the update recommended maintaining the current reserve calculation method. In March of 1990, Arthur D. Little, Inc. prepared a further review of the study and recommended that separate reserves continue to be established for "multi-level" facilities at a reserve level consistent with those that would be required by an insurance company.

         Mortgages and Deeds. Certain Debt Obligations in the California Reserves may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two statutes limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of a nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as the result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

         Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. The debtor may reinstate the mortgage, in the manner described above, up to five business days prior to the scheduled sale date. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

         In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the Federal or State Constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

         Certain Debt Obligations in the California Reserves may be obligations which finance the acquisition of single family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

         Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and then only if the borrower prepays an amount in excess of 20% of the original principal amount of the mortgage loan in a 12-month period; a prepayment charge cannot in any event exceed six months' advance interest on the amount prepaid during the 12-month period in excess of 20% of the original principal amount of the loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

         Proposition 13. Certain of the Debt Obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

         Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under `full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

         Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

         Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIIIB to the California Constitution. Under Article XIIIB, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIIIB does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIIIB also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

         Proposition 98. On November 8, 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or
(c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

         Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIIIB limit to K-14 schools.

         During the recession years of the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. During the course of this litigation, a trial court determined that almost $2 billion in "loans" which had been provided to school districts during the recession violated the constitutional protection of support for public education. A settlement was reached on April 12, 1996 which ensures that future school funding will not be in jeopardy over repayment of these so-called loans.

         Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California Constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July l, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the State and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of State general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of State tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the State appropriations limit. Additionally, Proposition 111 exempted from the State appropriations limit funding for capital outlays.

         Proposition 62. On November 4, 1986, California voters approved an initiative statute known as Proposition 62. This initiative provided the following:

     1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity;

     2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

     3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

     4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

     5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

     6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

     7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

     8. Permits these provisions to be amended exclusively by the voters of the State of California.

         In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, 230 Cal. App.3d 1058, 282 Cal. Rptr. 27 (1991) ,subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

         In Santa Clara Local Transportation Authority v. Guardino, 11 Cal. 4th 220 (1995), reh'g denied, modified [45 Cal. Rptr. 2d 204] (1995), the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardino, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

         California Senate Bill 1590, introduced February 16, 1996, would make the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995. The California State Senate passed the Bill on May 16, 1996 and would be constitutional as a non-voted amendment to Proposition 62 or as a non-voted change to Proposition 62's operative date.

         Proposition 218. On November 5, 1996, the voters of the State of California approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act." Proposition 218 adds Articles XIIIC and XIIID to the California Constitution and contains a number of interrelated provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

         Article XIIIC of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

         Article XIIIC of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the 1995 California State Supreme Court decision in Rossi v. Brown, 9 Cal. 4th 688 [38 Cal. Rptr. 2d 363] (1995), which upheld an initiative that repealed a local tax and held that the State constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the State constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

         The initiative power granted under Article XIIIC of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

         Article XIIID of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

         Article XIIID of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

         Proposition 87. On November 8, 1988, California voters approved Proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

         Other Investment Information. The investment adviser believes that it is likely that sufficient California Municipal Securities will be available to satisfy the investment objective, policies and limitations of the California Reserves, and to enable the Fund to invest at least 50% of its total assets in California Municipal Securities at the close of each of its fiscal quarters. In meeting this investment policy the Fund may invest in Municipal Securities which are private activity bonds (including industrial development bonds under prior law) the interest on which is subject to the 26% to 28% federal alternative minimum tax applicable to individuals and the 20% federal alternative minimum tax and the environmental tax applicable to corporations. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporations modified federal alternative minimum taxable income over $2,000,000. Investments in such securities, however, will not exceed under normal market conditions 35% of the Fund's total assets when added together with any taxable investments held by the Fund. Moreover, although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Fund's investment adviser in light of the Fund's investment objective and policies. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

         If the Company's Board of Trustees, after consultation with the investment adviser, should for any reason determine that it is impracticable to invest at least 50% of the Fund's total assets in California Municipal Securities at the close of each quarter of the Fund's taxable year, the Board would re-evaluate each Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

Other Investment Companies

         In seeking to attain their investment objectives, certain Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, its rules and regulations and any exemptive relief obtained by the Funds. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company as a whole. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including Advisory fees. These expenses would be in addition to the Advisory and other expenses that a Fund bears in connection with its own operations. The Adviser has agreed to remit to the respective investing Fund fees payable to it under its respective Investment Advisory Agreement with an affiliated money market Fund to the extent such fees are based upon the investing Fund's assets invested in shares of the affiliated money market fund.

         Each Fund is seeking or has obtained permission from the SEC to invest in other Funds in the Nations Funds family.

Repurchase Agreements

         The repurchase price under any repurchase agreements described in the Prospectuses generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Company's custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by such Company under the 1940 Act.

Reverse Repurchase Agreements

         At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

         To increase return on portfolio securities, certain Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 33% of the value of its total assets which may include cash collateral received for securities loaned. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

Stand-By Commitments

         Certain Funds may acquire "stand-by commitments" with respect to Municipal Securities held in their portfolios. Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at a Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Securities, and may be sold, transferred, or assigned by a Fund only with the underlying instruments.

         The amount payable to a Tax-Free Bond Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which a Tax-Free Bond Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period a Tax-Free Bond Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Under normal market conditions, in determining net asset value a Tax-Free Bond Fund values the underlying Municipal Securities on an amortized cost basis. Accordingly, the amount payable by a dealer upon exercise of a stand-by commitment will normally be substantially the same as the portfolio value of the underlying Municipal Securities.

         A Fund's right to exercise stand-by commitments will be unconditional and unqualified. A stand-by commitment will not be transferable by a Fund, although the Fund could sell the underlying Municipal Securities to a third party at any time. Until a Fund exercises its stand-by commitment, it owns the securities in its portfolio which are subject to the stand-by commitment.

         The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for the security being acquired which will be subject to the commitment (thus reducing the yield to maturity otherwise available for the same security). When a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by that Fund. The Tax-Free Bond Funds will not acquire a stand-by commitment unless immediately after the acquisition not more than 5% of the Funds' total assets will be subject to a demand feature, or in stand-by commitments, with the same institution.

         Each Fund intends to enter into stand-by commitments only with banks and broker/dealers which, in the Adviser's opinion, present minimal credit risks. In evaluating the credit worthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims, and other relevant financial information.

         The Funds would acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments acquired by a Fund will be valued at zero in determining net asset value. A Fund's reliance upon the credit of these dealers, banks, and broker/dealers will be secured by the value of the underlying Municipal Securities that are subject to the commitment. Thus, the risk of loss to the Fund in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

Stripped Securities

         Certain Funds may purchase stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

         In addition, the Fund may purchase stripped mortgage-backed securities ("SMBS") issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recovered. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Company's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the Fund's per share net asset value.

         Although stripped securities may not pay interest to holders prior to maturity, Federal income tax regulations require a Fund to recognize as interest income a portion of the bond's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in the Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

U.S. and Foreign Bank Obligations

         These obligations include negotiable certificates of deposit, banker's acceptances and fixed time deposits. Each Fund limits its investments in domestic bank obligations to banks having total assets in excess of $1 billion and subject to regulation by the U.S. Government. Each Fund may also invest in certificates of deposit issued by members of the Federal Deposit Insurance Corporation ("FDIC") having total assets of less than $1 billion, provided that the Fund will at no time own more than $100,000 principal amount of certificates of deposit (or any higher principal amount which in the future may be fully covered by FDIC insurance) of any one of those issuers. Fixed time deposits are obligations which are payable at a stated maturity date and bear a fixed rate of interest. Generally, fixed time deposits may be withdrawn on demand by a Fund, but they may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Although fixed time deposits do not have a market, there are no contractual restrictions on a Fund's right to transfer a beneficial interest in the deposit to a third party.

         Each Fund limits its investments in foreign bank obligations (i.e., obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches and agencies of foreign banks) to obligations of banks which at the time of investment are branches or subsidiaries of domestic banks which meet the criteria in the preceding paragraphs or are branches or agencies of foreign banks which (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies in the United States; and (iv) in the opinion of the Adviser, pursuant to the criteria established by the Board of Trustees of the Company, are of an investment quality comparable to obligations of domestic banks which may be purchased by a Fund. These obligations may be general obligations of the parent bank in addition to the issuing branch or subsidiary, but the parent bank's obligations may be limited by the terms of the specific obligation or by governmental regulation. Each Fund also limits its investments in foreign bank obligations to banks, branches and subsidiaries located in Western Europe (United Kingdom, France, Germany, Belgium, The Netherlands, Italy and Switzerland), Scandinavia (Denmark and Sweden), Australia, Japan, the Cayman Islands, the Bahamas and Canada. Each Fund will limit its investment in securities of foreign banks to not more than 25% of total assets at the time of investment.

         Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the total assets of the Fund.

U.S. Government Obligations

         Each Fund may invest in U.S. Government obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include, in addition to U.S. Treasury bonds, notes and bills, the obligations of the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities are deemed to include: (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, its agencies, authorities or instrumentalities and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. The secondary market for certain of these participations is limited. If such participations are illiquid they will not be purchased.

         U.S. Government obligations include principal and interest components of securities issued or guaranteed by the U.S. Treasury if the components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program. Obligations issued or guaranteed as to principal or interest by the U.S. Government, its agencies, authorities or instrumentalities may also be acquired in the form of custodial receipts. These receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities.

Use of Segregated and Other Special Accounts

         Options, futures and forward foreign currency contracts that obligate a Fund to provide cash, securities or currencies to complete such transactions will entail that Fund to either segregate assets in an account with, or on the books of, the Company's custodian, or otherwise "covering" the transaction as described below. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or liquid assets sufficient to meet the obligation by purchasing and delivering the securities if the call is exercised. A call option written on an index will require that Fund to have portfolio securities that correlate with the index. A put option written by a Fund also will require that Fund to have available assets sufficient to purchase the securities the Fund would be obligated to buy if the put is exercised.

         A forward foreign currency contract that obligates a Fund to provide currencies will require the Fund to hold currencies or liquid securities denominated in a foreign currency which will equal the Fund's obligations. Such a contract requiring the purchase of currencies also requires segregation.

         Unless a segregated account consists of the securities, cash or currencies that are the subject of the obligation, a Fund will hold cash, U.S. Government securities and other high grade liquid debt obligations in a segregated account. These assets cannot be transferred while the obligation is outstanding unless replaced with other suitable assets. In the case of an index-based transaction, a Fund could own securities substantially replicating the movement of the particular index.

         In the case of a futures contract, a Fund must deposit initial margin and variation margin, as often as daily, if the position moves adversely, sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Similarly, options on futures contracts require a Fund to deposit margin to the extent necessary to meet the Fund's commitments.

         In lieu of such assets, such transactions may be covered by other means consistent with applicable regulatory policies. A Fund may enter into off-setting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Of course, the off-setting transaction must terminate at the time of or after the primary transaction.

Variable- and Floating-Rate Instruments

         Certain Funds may purchase variable-rate and floating rate obligations. If such instrument is not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, a variable-rate demand instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligations next interest rate adjustment. Other variable-rate obligations will be deemed to have a maturity equal to the shorter of the period remaining to the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument.

Variable-rate demand notes held by a Money Market Fund may have maturities of more than 397 days, provided (i) the Fund is entitled to payment principal on not more than 30 days' notice, or at specified intervals not exceeding 397 days (upon not more than 30 days' notice), and (ii) the rate of interest on such note is adjusted automatically at periodic intervals which may extend up to 397 days.

         The variable- and-floating rate demand instruments that the Funds may purchase include participations in Municipal Securities purchased from and owned by financial institutions, primarily banks. Participation interests provide a Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed 30 days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Funds. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit, and issuing the repurchase commitment.

When-Issued Purchases and Forward Commitments

         A Fund may agree to purchase securities on a when-issued basis or enter into a forward commitment to purchase securities. When a Fund engages in these transactions, its custodian will segregate cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment. Normally, the custodian will segregate portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to segregate additional assets in order to ensure that the value of the segregated assets remains equal to the amount of the Fund's commitment. Because a Fund will segregate cash or liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

         A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.

         When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date the Fund agrees to purchase the securities. The Fund does not earn dividends on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

Investment Risks and Considerations

         In addition to the investment risks and considerations identified in certain of the securities descriptions above, there are additional investment risks and considerations associated with an investment in certain of the Funds.

         California Reserves is a non-diversified fund, which means that it typically invests in fewer issuers than diversified funds. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value.

         The value of a Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the United States Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. In addition, obligations with the lowest investment grade rating (e.g., "BBB" by S&P or "Baa" by Moody's) have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation. Unrated obligations may be acquired by the Fund if they are determined by the Adviser to be of comparable quality at the time of purchase to rated obligations that may be acquired.

         Certain of the Funds' investments constitute derivative securities, which are securities whose value is derived, at least in part, from an underlying index or reference rate. There are certain types of derivative securities that can, under certain circumstances, significantly increase a purchaser's exposure to market or other risks. The Adviser, however, only purchases derivative securities in circumstances where it believes such purchases are consistent with such Fund's investment objective and do not unduly increase the Fund's exposure to market or other risks. For additional risk information regarding the Funds' investments in particular instruments, see "Appendix A -- Fund Securities."

                            MANAGEMENT OF THE COMPANY

         The business and affairs of the Company is managed under the direction of its Boards of Trustees. This SAI contains the names of and general background information concerning each Trustee.

         The Trustees and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -------------                      ----------------------
Edmund L. Benson, III, 63             Trustee                            Director, President and Treasurer,
Saunders & Benson, Inc.                                                  Saunders & Benson, Inc. (Insurance),
1510 Willow Lawn Drive                                                   Insurance Managers, Inc.
Suite 216                                                                (insurance); Trustee, Nations
Richmond, VA 23230                                                       Reserves, Master Investment Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Fund Trust; Director, Nations Fund,
                                                                         Inc., and Nations LifeGoal Funds,
                                                                         Inc.; Director, Nations Fund
                                                                         Portfolios, Inc. through August,
                                                                         1999.

William P. Carmichael, 56             Advisory Trustee                   Trustee - 231 Funds (investment
Succession Fund                                                          company) from 1993 to 1995, Time
The Wrigley Building                                                     Horizon Fund (investment company)
400 North Michigan Avenue                                                from 1995 to 1999, Pacific
Suite 1016                                                               Innovations Trust (investment
Chicago, IL  60611                                                       company) from 1997 to 1999, Nations
                                                                         Annuity Trust (investment company)
                                                                         since

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -------------                      ----------------------
                                                                         December 1999, Nations Master
                                                                         Investment Trust investment
                                                                         company) since December 1999,
                                                                         and Nations Funds Trust
                                                                         (investment company) since
                                                                         December 1999; Director- The
                                                                         Hain Food Group, Inc.
                                                                         (specialty food products
                                                                         distributor) until December
                                                                         1998, Cobra Electronics
                                                                         Corporation (electronic
                                                                         equipment manufacturer), Opta
                                                                         Food Ingredients, Inc. (food
                                                                         ingredients manufacturer),
                                                                         Golden Rule Insurance Company,
                                                                         Nations LifeGoal Funds, Inc.
                                                                         (investment company) since
                                                                         December 1999.

James Ermer, 57                       Trustee                            Retired Executive Vice President,
11511 Compass Point Drive                                                Corporate Development and Planning -
Ft. Meyers, FL  33908                                                    Land America (title insurance);
                                                                         Senior Vice President, Finance - CSX
                                                                         Corporation (transportation and
                                                                         natural resources);  Director -
                                                                         National Mine Service (mining
                                                                         supplies), Lawyers Title Corporation
                                                                         (title insurance);  Trustee, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

William H. Grigg, 67                  Trustee                            Chairman Emeritus since July 1997,
Duke Power Co.                                                           Chairman and Chief Executive Officer
16092A Reap Road                                                         from April 1994 to July 1997 - Duke
Albermarle, NC  28001                                                    Power Co.; Director -  The Shaw
                                                                         Group, Inc.; Director and Vice
                                                                         Chairman, Aegis Insurance Services,
                                                                         Ltd. (a mutual insurance company in
                                                                         Bermuda); Trustee,  Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc., Nations Fund, Inc. and
                                                                         Nations LifeGoal Funds, Inc.;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Thomas F. Keller, 68                  Trustee                            R.J. Reynolds Industries Professor
Fuqua School of Business                                                 of Business Administration and
P.O. Box 90120                                                           Former Dean - Fuqua School of
Duke University                                                          Business, Duke University; Director
Durham, NC 27708                                                         - LADD Furniture, Inc. (furniture),
                                                                         Wendy's International, Inc.
                                                                         (restaurant operating and
                                                                         franchising), American Business
                                                                         Products, Inc. (printing services),
                                                                         Dimon, Inc. (tobacco), Biogen, Inc.
                                                                         (pharmaceutical biotechnology);
                                                                         Trustee, The Mentor Funds, Mentor
                                                                         Institutional Trust, Cash Reserve
                                                                         Trust, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Hatteras Income
                                                                         Securities, Inc., Nations Government
                                                                         Income Term Trust 2003, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2004, Inc., Nations Balanced Target
                                                                         Maturity Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Carl E. Mundy, Jr., 65                Trustee                            President and CEO - USO from May
USO World Headquarters                                                   1996 to

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -------------                      ----------------------
USO World Headquarters                                                   present; Commandant - United
Washington Navy Yard                                                     States Marine Corps from July 1991
Building 198                                                             to July 1995; Director -
901 M Street, S.E.                                                       Shering-Plough (pharmaceuticals and
Washington, D.C.  20374-5096                                             health care products); General
                                                                         Dynamics Corporation (defense
                                                                         systems); Trustee, Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust; Director, Nations Fund, Inc.
                                                                         and Nations LifeGoal Funds, Inc.;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Dr. Cornelius J. Pings, 71*           Trustee                            President - Association of American
480 S. Orange Grove Blvd.                                                Universities from February 1993 to
Pasadena, CA  91105                                                      June 1998; Director - Farmers Group,
                                                                         Inc. (insurance company), Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee, Master
                                                                         Investment Trust, Series I from 1995
                                                                         to 1999, Master Investment Trust,
                                                                         Series II from 1995 to 1997, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust.;
                                                                         Director/Trustee and Chairman -
                                                                         Pacific Horizon Funds, Inc. and
                                                                         Master Investment Trust, Series I,
                                                                         from inception to May 1999;
                                                                         Director - Time Horizon Funds and
                                                                         Pacific Innovations Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

James B. Sommers*, 61                 Trustee                            President - NationsBank Trust from
237 Cherokee Road                                                        January 1992 to September 1996;
Charlotte, NC  28207                                                     Executive Vice President -
                                                                         NationsBank Corporation from
                                                                         January 1992 to May 1997;
                                                                         Chairman - Central Piedmont
                                                                         Community College Foundation;
                                                                         Board of Commissioners,
                                                                         Charlotte/ Mecklenberg
                                                                         Hospital Authority; Director -
                                                                         Nations Fund, Inc. and Nations
                                                                         LifeGoal Funds, Inc.; Trustee,
                                                                         Central Piedmont Community
                                                                         College; Mint Museum of Art,
                                                                         Nations Reserves, Nations Fund
                                                                         Trust, Nations Annuity Trust
                                                                         and Nations Master Investment
                                                                         Trust; Director, Nations Fund
                                                                         Portfolios, Inc. through
                                                                         August, 1999.


A. Max Walker*, 78                    President, Trustee and             Independent Financial Consultant;
4580 Windsor Gate Court               Chairman of the Board              Director and Chairman of the Board -
Atlanta, GA 30342                                                        Hatteras Income Securities, Inc.,
                                                                         Nations Government Income Term Trust
                                                                         2003, Inc., Nations Government
                                                                         Income Term Trust 2004, Inc.,
                                                                         Nations Balanced Target Maturity
                                                                         Fund, Inc.; President, Director and
                                                                         Chairman of the Board - Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.;  President, Trustee and
                                                                         Chairman of the Board - Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Charles B. Walker, 61                 Trustee                            Director-Ethyl Corporation (chemical
Albermarle Corporation                                                   manufacturing); Vice Chairman and
Vice Chairman and CFO                                                    Chief Financial Officer - Albemarle
330 South Fourth Street                                                  Corporation (chemical
Richmond, VA 23219                                                       manufacturing); Director, Nations
                                                                         Fund, Inc. and Nations LifeGoal
                                                                         Funds, Inc.; Trustee, Nations
                                                                         Reserves, Nations Fund Trust,
                                                                         Nations Annuity Trust and Nations
                                                                         Master Investment Trust; Director,
                                                                         Nations Fund

                                                                         Principal Occupations
                                                                         During Past 5 Years
                                      Position with                      and Current
Name, Address, and Age                the Company                        Directorships
----------------------                -------------                      ----------------------

                                                                         Portfolios, Inc.
                                                                         through August, 1999.

Thomas S. Word, Jr.*, 62              Trustee                            Partner - McGuire, Woods, Battle &
McGuire, Woods, Battle & Boothe LLP                                      Boothe LLP (law firm); Director -
One James Center                                                         Vaughan-Bassett Furniture Companies,
8th Floor                                                                Inc. (furniture), Nations Fund, Inc.
Richmond, VA  23219                                                      and Nations LifeGoal Funds, Inc.;
                                                                         Trustee, Nations Reserves, Nations
                                                                         Fund Trust, Nations Annuity Trust
                                                                         and Nations Master Investment Trust;
                                                                         Director, Nations Fund Portfolios,
                                                                         Inc. through August, 1999.

Richard H. Blank, Jr., 42             Secretary and Treasurer            Senior Vice President since 1998,
Stephens Inc.                                                            Vice President from 1994 to 1998 and
111 Center Street                                                        Manager from 1990 to 1994 - Mutual
Little Rock, AR  72201                                                   Fund Services, Stephens Inc.;
                                                                         Secretary since September 1993 and
                                                                         Treasurer since November 1998 -
                                                                         Nations Fund, Inc., Nations LifeGoal
                                                                         Funds, Inc., Nations Reserves,
                                                                         Nations Fund Trust, Nations Annuity
                                                                         Trust and Nations Master Investment
                                                                         Trust.; Secretary and Treasurer,
                                                                         Nations Fund Portfolios, Inc.
                                                                         through August, 1999.

Michael W. Nolte, 39                  Assistant Secretary                Assistant Secretary - Nations Fund
Stephens Inc.                                                            Trust, Nations Fund, Inc., Nations
                                                                         Reserves, Nations LifeGoal Funds,
                                                                         Inc., Nations Annuity Trust and
                                                                         Nations Master Investment Trust;
                                                                         Assistant Secretary, Nations Fund
                                                                         Portfolios, Inc. through August,
                                                                         1999.


Carolyn Wyse, 37                      Assistant Secretary and            Assistant Secretary and Assistant
Stephens Inc.                         Assistant Treasurer                Treasurer since August 1999- Nations
                                                                         Fund Trust, Nations Fund, Inc.,
                                                                         Nations Reserves, Nations LifeGoal
                                                                         Funds, Inc., Nations Annuity Trust,
                                                                         Nations Master Investment Trust and
                                                                         Nations Funds Trust.

         Each Trustee is a board member of the other registered investment companies in the Nations Funds Family, except William P. Carmichael, who is only a board member of Nations Funds Trust, Nations Annuity Trust, Nations Master Investment Trust and Nations LifeGoal Funds, Inc. Richard H. Blank, Jr., Michael
W. Nolte and Carolyn Wyse also are officers of the other registered investment companies in the Nations Funds Family.

         The Company, each Adviser and Stephens have adopted a code of ethics which, contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Release. Each code of ethics, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the code of ethics, an access person means (i) a director or officer of the Company, (ii) any employee of the Company (or any company in a control relationship with the Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Company, and (iii) any natural person in a control relationship with the

Company who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the code of ethics generally requires that the Company's access persons, other than its "disinterested" trustees, submit reports to the Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Company, Adviser and Stephens are on public file with, and are available from, the SEC.

Nations Funds Retirement Plan

         Under the terms of the Nations Funds Retirement Plan for Eligible Trustees (the "Retirement Plan"), each Trustee may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible trustee has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies advised by the Adviser. If a trustee retires before reaching age 65, no benefits are payable. Each eligible trustee is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate trustee's fees payable by the Funds during the calendar year in which the trustee's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible trustee in quarterly installments for a period of no more than five years. If an eligible trustee dies after attaining age 65, the trustee's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the trustee if he had not died. The Retirement Plan is unfunded. The benefits owed to each director/trustee are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

         Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan"), each trustee may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the trustee for that calendar year. An application was submitted to and approved by the SEC to permit deferring trustees to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring trustees deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's/trustees' retirement benefits commence under the Retirement Plan. The Board of Trustees, in its sole discretion, may accelerate or extend such payments after a trustee's termination of service. If a deferring trustee dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the trustee's death. If a deferring director/trustee dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the trustee. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring trustees have the status of unsecured creditors of the Funds from which they are deferring compensation.

         Trustee Compensation

         Trustees of the Company are compensated for their services to the Nations Funds Family on a flat rate basis, and not on a per registered investment company or per fund basis as outlined in the following chart.

                      Board Member Compensation Arrangement

------------------------------------------------- -------------------------------------------------------------
Board Member                                      Annual Retainer:  $65,000
                                                       Board Chairman:  Additional 20% of the base annual
                                                       retainer.
                                                  Payable in quarterly installments. Payable pro rata for
                                                  partial calendar year of service. Allocated across multiple registrants. Meeting Fees: $5,000 per meeting for in-person meetings (up to six meetings per calendar year) and $1,000 for telephone meetings. Allocated across multiple
                                                  registrants convened at meetings.
------------------------------------------------- -------------------------------------------------------------
Audit Committee Members                           Chairman:  Additional 10% of the base annual retainer as
                                                  Board Member.
                                                  Meeting Fees:   $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.
------------------------------------------------- -------------------------------------------------------------
Nominating Committee Members                      Meeting Fees:  $1,000 per meeting if not held within one
                                                  calendar day before or after regularly scheduled Board
                                                  meetings.  Allocated across multiple registrants convened
                                                  at meetings.
------------------------------------------------- -------------------------------------------------------------

         The following Compensation Table provides the compensation paid by the Companies to the Directors/Trustees for the year ended March 31, 2000. From April 1, 1999 to June 30, 1999 each Director/Trustee received (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Series of each Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of each respective Board (or Committee thereof) and $500 for attendance at each other meeting of each respective Board (or Committee thereof). Beginning July 1, 1999 the Trustees were compensated according to the Compensation Arrangement as outlined above.

                               COMPENSATION TABLE

                                                      Pension or
                                   Aggregate          Retirement
                                  Compensation     Benefits Accrued     Estimated Annual          Total Compensation
       Name of Person                 from          as Part of Fund       Benefits Upon            from Registrant
        Position (1)             Registrant (2)        Expenses          Retirement Plan         & Fund Complex(3)(4)
        ------------             --------------        --------          ---------------         --------------
Edmund L. Benson, III              $76,708              $8,850             $48,000                     $88,696
Trustee/Director
James Ermer                         73,241               8,850              48,000                      76,391
Trustee/Director
William H. Grigg                    67,559               8,850              48,000                     101,391
Trustee/Director
Thomas F. Keller                    71,453               8,850              51,000                     106,331
Trustee/Director
A. Max Walker                       98,230               8,850              54,000                     125,000
Chairman of the Board
Charles B. Walker                   84,856               8,850              48,000                      92,000
Trustee/Director
Thomas S. Word                      67,009               8,850              48,000                      84,391
Trustee/Director
James P. Sommers                    89,856               8,850              48,000                      93,000
Trustee/Director
Carl E. Mundy, Jr.                  85,856               8,850              48,000                      92,000
Trustee/Director
Dr. Cornelius Pings                 83,606               8,850              48,000                      92,000
Trustee/Director
William Carmichael                      --                --                 2,377                       4,753
Justice/Director

         (1)All directors/trustees receive reimbursements for expenses related to their attendance at meetings of the Board of Directors/Trustees. Officers of the Companies receive no direct remuneration in such capacity from the Companies. As of the date of this SAI, the directors and officers of each Company as a group owned less than 1% of the outstanding shares of each of the Funds.

         (2) For the twelve-month period ending March 31, 1999, each Director/Trustee receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Companies, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Trustees (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors/Trustees (or Committee thereof).

         (3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eleven investment companies that are deemed to be part of the Nations Funds "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer, C. Walker, Sommers, Mundy and Word receive compensation from seven investment companies deemed to be part of the Nations Funds complex.

         (4) Total compensation amounts include deferred compensation payable to or accrued for the following Directors/Trustees: Edmund L. Benson, III $40,456; James Ermer $4,803; William H. Grigg $80,912; Thomas F. Keller $85,588; and Thomas S. Word $79,954.

Shareholder and Trustee Liability

         The Company is a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Company's Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Company and that every note, bond, contract, order, or other undertaking made by the Company, shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Company's Agreement and Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Company's Agreement and Declaration of Trust also provide that the Company, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Company and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Company itself would be unable to meet its obligations.

         The Company's Agreement and Declaration of Trust states further that no Trustee, officer, or agent of the Company shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment, or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of the Company, nor shall any Trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties as Trustee. The Company's Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or the Company shall look solely to the trust property for payment.

         With the exceptions stated, the Company's Agreement and Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a Trustee, and that the Trustees have the power, but not the duty, to indemnify officers and employees of the Company unless any such person would not be entitled to indemnification had he or she been a Trustee.

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, OTHER SERVICE PROVIDERS, SHAREHOLDER SERVICING AND
                             DISTRIBUTION AGREEMENTS

Investment Adviser and Sub-Advisers

         Bank of America and its Investment Adviser and Sub-Adviser Affiliates
         ---------------------------------------------------------------------

         BAAI is the investment adviser to the Funds. BACAP is the investment sub-adviser to all of the Funds.

        BAAI also serves as the investment adviser to Nations Fund, Inc., Nations Fund Trust, Nations Funds Trust, Nations Master Investment Trust, Nations Annuity Trust and Nations LifeGoal Funds, Inc., each a registered investment company that is part of the Nations Funds Family. In addition, BAAI serves as the investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust

2004, Inc. and Nations Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. BACAP also serves as the sub-investment adviser to Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc., and Nations Balanced Target Maturity Fund, Inc.

         BAAI and BACAP are each wholly owned subsidiaries of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation.

         The respective principal offices of BAAI and BACAP are located at One Bank of America Plaza, Charlotte, N.C. 28255.

         Since 1874, Bank of America and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. Today, Bank of America affiliates collectively manage in excess of $100 billion, including the more than $90 billion in mutual fund assets. It is a company dedicated to a goal of providing responsible investment management and superior service. Bank of America is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. Bank of America and its affiliates organization makes available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers.

         Investment Advisory and Sub-Advisory Agreements

         Pursuant to the terms of the Company's Investment Advisory Agreement and Sub-Advisory Agreement (at times, the "Advisory Agreements") with BAAI and BACAP, and subject at all times to the control of the Company's Boards of Trustees and conformity with the stated policies of the Company, BAAI and BACAP each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds that they advise.

         The Advisory Agreements each provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of an Adviser, respectively, or any of its respective officers, directors, employees or agents, such Adviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         Each Advisory Agreement became effective with respect to a Fund after approved by the Board of the Company, and continues from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a) (i) a Company's Board of Trustees or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Trustees who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Trustees of the Company), by votes cast in person at a meeting specifically called for such purpose. The respective Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the
Fund) or by BAAI on 60 days' written notice.

         The Funds, in any advertisement or sales literature, may advertise the names, experience and/or qualifications of the portfolio manager(s) of any Fund, or if a Fund is managed by team or committee, such Fund may advertise the names, experience and/or qualifications of any such team or committee member.

         The Adviser may waive a portion of its fees; however, any such waiver may be discontinued at any time. As discussed below," an Adviser will be required to reduce its fees charged to the Funds, in direct proportion to the fees payable by such Funds to an Adviser and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

         BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide. The investment advisory agreements and the investment sub-advisory agreements for the Master Portfolios are generally similar to the Advisory Agreements.

         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, BAAI received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to BAAI, the advisory fees waived and expense reimbursements where applicable for the fiscal year ended March 31, 2000.

                                  ADVISORY FEES

                                                Net                       Amount              Reimbursed
                                            Amount Paid                   Waived              by Adviser
                                            -----------                   ------              ----------
Cash Reserves                                41,917,028                      -                    -
Treasury Reserves                             9,455,978                      -                    -
Government Reserves                           2,507,819                   166,533                 -
Municipal Reserves                            1,809,661                   223,731                 -
California Reserves*                          2,198,602                    37,697                 -

* The amounts shown for this Fund represent fees for the fiscal period from May 16, 1999 to March 31, 2000

         For the 11-month fiscal period from May 1, 1998 to March 31, 1999 (the Trust changed its fiscal year end from April 30th to March 31st), Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Cash Reserves                                      $10,651,186          $9,394,814              $0
Treasury Reserves                                    2,472,643           3,183,357               0
Government Reserves                                    757,681             982,319               0
Municipal Reserves                                     343,134             619,866               0

         For the fiscal year from May 1, 1997 to April 30, 1998 Cash Reserves, Treasury Reserves, Government Reserves and Municipal Reserves paid Advisory fees to BAAI as follows:

                                                       Net                  Net            Fees Reimb. by
                                                    Fees Paid           Fees Waived             BAAI
                                                    ---------           -----------             ----
Cash Reserves                                      $5,755,496          $5,510,631               $0
Treasury Reserves                                   1,317,229           1,539,732                0
Government Reserves                                   660,333             757,134                0
Municipal Reserves                                    306,303             429,881                0

         Prior to May 15, 1999, Bank of America National Trust and Savings Association ("Bank of America Adviser") was the investment adviser to the Pacific Horizon California Tax-Exempt Money Market Fund (the predecessor to California Reserves).

         For the fiscal period from March 1, 1999 to May 14, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund paid Advisory fees to Bank of America Adviser as follows:

                                                                                    Fees Reimb. By Bank of
                                         Net Fees Paid        Net Fees Waived          America Adviser
                                         -------------        ---------------          ---------------
Pacific Horizon California
Tax-Exempt Money Market Fund               (60,767)                 -                       384,798

         For the fiscal year from March 1, 1998 to February 28, 1999, the Pacific Horizon California Tax-Exempt Money Market Fund paid Advisory fees to Bank of America Adviser as follows:

                                                                                           Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid           Fees Waived           Adviser
                                                       1999                1999                 1999
                                                       ----                ----                 ----
Pacific Horizon California Tax-Exempt Money           $1,548,799             $0                 $0
Market Fund

         For the fiscal year from March 1, 1997 to February 28, 1998, the Pacific Horizon California Tax-Exempt Money Market Fund paid Advisory fees to Bank of America Adviser as follows:


                                                                                           Fees Reimb. by
                                                       Net                  Net           Bank of America
                                                    Fees Paid           Fees Waived           Adviser
                                                    ---------           -----------           -------

Pacific Horizon California Tax-Exempt Money           $1,149,877             $0                 $0
Market Fund

Co-Administrators and Sub-Administrator

         Stephens Inc. and BAAI (the "Co-Administrators") serve as co-administrators of the Company.

         The Co-Administrators serve under co-administration agreements ("Co-Administration Agreements"), which were approved by the Board of Trustees on November 5-6, 1998 for the Company. The Co-Administrators receive, as compensation for their services rendered under the Co-Administration Agreements, administration fees, computed daily and paid monthly, at the annual rate of:
0.10% of the average daily net assets of each Money Market Fund. BAAI also may pay amounts from its own assets to Stephens or to selling or servicing agents for services they provide.

         Pursuant to the Co-Administration Agreement, Stephens has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Trustees meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Company by the Transfer Agent, Sub-Transfer Agent and the Custodian, and
(vii) generally assist in all aspects of the Company's operations. Stephens bears all expenses incurred in connection with the performance of its services.

         Also, pursuant to the Co-Administration Agreement, BAAI has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. BAAI bears all expenses incurred in connection with the performance of its services.

         The Co-Administration Agreement may be terminated by a vote of a majority of the respective Board of Trustees, by Stephens or by BAAI, respectively, on 60 days' written notice without penalty. The Co-Administration Agreements are not assignable without the written consent of the other party. Furthermore, the Co-Administration Agreements provide that Stephens and BAAI shall not be liable to the Funds or to their shareholders except in the case of Stephens' or BAAI's, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         BNY serves as sub-administrator for the Funds pursuant to sub-administration agreements. Pursuant to their terms, BNY assists Stephens and BAAI in supervising, coordinating and monitoring various aspects of the Funds' administrative operations. For providing such services, BNY is entitled to receive a monthly fee from Stephens and BAAI based on an annual rate of the Funds' average daily net assets.

         The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period ended March 31, 2000.


                                  Co-Administration Fees
                                  ----------------------

                                             Fees Paid to BAAI        Waiver per expense ratio analysis
                                             -----------------        ---------------------------------
         Cash Reserves                          1,113,257                22,294,339
         Treasury Reserves                        227,937                 4,791,723
         Government Reserves                            0                 1,348,493
         Municipal Reserves                         (199)                 1,045,827
         California Reserves*                    (49,171)                 1,195,892

---------------------------------
         *The amounts shown for this Fund represent fees for the Fiscal period from May 16, 1999 to March 31, 2000.

                                  Co-Administration Fees
                                  ----------------------

                                                         Fees Paid to Stephens  Waiver per expense ratio analysis
                                                         ---------------------  ---------------------------------
        Cash Reserves                                        2,010,983                      -
        Treasury Reserves                                      448,018                      -
        Government Reserves                                    126,655                      -
        Municipal Reserves                                      98,213                      -
        California Reserves*                                   109,923                      -
                                                          $-------------

        The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal year ended March 31, 2000.


                             Sub-Administration Fees
                             -----------------------

                                                                 Fees Paid to BONY  Waiver per expense ratio analysis
                                                                 -----------------  ---------------------------------

         Cash Reserves                                              1,294,123                 -
         Treasury Reserves                                            650,728                 -
         Government Reserves                                          210,738                 -
         Municipal Reserves                                           163,412                 -
         California Reserves*                                         183,206                 -

---------------------------------
         *The amounts shown for this Fund represent fees for the Fiscal period from May 16, 1999 to March 31, 2000.


                Bank of New York Co-Administration Fee Structure
                ------------------------------------------------

Money Market Funds

             Breakpoints                       Rate
--------------------------------------- -------------------
 < or equal to $3 billion                    0.0125%
 >$3 billion to $6 billion                   0.0100%
 > $6 billion to $8 billion                  0.0050%
 > $8 billion to $10 billion                 0.0050%
 In excess of $10 billion                    0.0025%

         The table set forth below states the net combined Administration fees paid to Stephens and waived for the fiscal year ended April 30, 1998 under the previous administration arrangements. As of December 1, 1998, the administration arrangements have been revised. Accordingly, the fees set forth below are shown for the periods, May 1, 1998 through November 30, 1998 and from December 1, 1998 through March 31, 1999. For the fiscal years ended April 30, 1998 and March 31, 1999 the Funds paid combined administrative fees as follows:

                       Net        Net Fees          Net          Net Fees
                    Fees Paid      Waived        Fees Paid        Waived
                      1998          1998            1999           1999
                      ----          ----            ----           ----

Cash Reserves        $444,739   $3,310,637        $922,159     $5,759,841

Treasury Reserves     112,671      839,649         281,755      1,603,245

Government
Reserves               55,996      416,493          87,380        492,620

Municipal
Reserves               29,152      216,243          48,585        272,415


         The table set forth below states the net Administration fees paid to Stephens and waived for the fiscal period May 1, 1998 through November 30, 1998.

                               Administration Fees
                               -------------------

                                        Fees Paid          Fees Waived
         Cash Reserves                   $390,477           $3,654,043
         Treasury Reserves                112,205            1,030,887
         Government Reserves               33,897              311,090
         Municipal Reserves                18,438              365,740


         The table set forth below states the net Co-Administration fees paid to First Data and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             Co-Administration Fees
                             ----------------------

                                       Fees Paid          Fees Waived
         Cash Reserves                  $39,734               $0
         Treasury Reserves               11,370                0
         Government Reserves              3,441                0
         Municipal Reserves               1,860                0


         The table set forth below states the net Sub-Administration fees paid to BAAI and waived for the fiscal period May 1, 1998 through November 30, 1998.

                             Sub-Administration Fees
                             -----------------------
                                               Fees Paid          Fees Waived
         Cash Reserves                             $0                 $0
         Treasury Reserves                          0                  0
         Government Reserves                        0                  0
         Municipal Reserves                         0                  0

        The table set forth below states the net Co-Administration fees paid to BAAI and waived for the fiscal period December 1, 1998 through March 31, 1999.


                             Co-Administration Fees
                             ----------------------

                                            Fees Paid          Fees Waived
         Cash Reserves                           $0                 $0
         Treasury Reserves                        0                  0
         Government Reserves                      0                  0
         Municipal Reserves                       0                  0


         The table set forth below states the net Co-Administration fees paid to Stephens and waived for the fiscal period December 1, 1998 through March 31, 1999.


                             Co-Administration Fees
                             ----------------------

                                            Fees Paid          Fees Waived
         Cash Reserves                      $225,030            $2,105,798
         Treasury Reserves                    62,306               572,358
         Government Reserves                  19,781               181,530
         Municipal Reserves                   11,090               220,006


         The table set forth below states the net Sub-Administration fees paid to BNY and waived for the fiscal period December 1, 1998 through March 31, 1999.

                             Sub-Administration Fees
                             -----------------------

                                             Fees Paid          Fees Waived
         Cash Reserves                      $266,918                 $0
         Treasury Reserves                    95,874                  0
         Government Reserves                  30,261                  0
         Municipal Reserves                   17,197                  0

Distribution Plans and Shareholder Servicing Arrangements

         Daily Shares

         The Trustees have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.35% of the average daily net asset value of each Money Market Fund's Daily Shares.

         The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

         In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Trustees, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

         The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

         The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses. There were no unreimbursed expenses incurred under the Daily Distribution Plans in the previous year to be carried over to the current year from August 1, 2000 to August 1, 2001.

         The Funds in the Nations Funds Family participate in joint distribution activities with other Funds in the Nations Funds Family. The fees paid under each Daily Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the Nations Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

         During the fiscal period ended March 31, 2000, the Distributor received the following amounts from Rule 12b-1 fees in connection with Daily Shares of the Money Market Funds: $0 and $0, respectively. Of these amounts, the prior Distributor retained $0 and $0, respectively.

         Information Applicable to Daily Shares.

         The Daily Distribution Plan and the Daily Servicing Plan (each a "Plan" and together the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Daily Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Conduct governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

         Each Plan requires the officers of the Company or the Distributor to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Trustees reviews these reports in connection with its decisions with respect to the Plans.

         The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan continues in effect as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Directors. On October 12, 1996, the Board of Trustees (including a majority of the Qualified Trustees) voted to continue each Plan for an additional one year period.



         Fees Paid Pursuant to Shareholder Servicing/Distribution Plans
                        Daily Shares - Money Market Funds
         ---------------------------------------------------------------

                                         Net Fees Paid
                                12B-1            Shareholder Svc              TOTAL                Waiver
                             ---------------- ------------------------ ----------------------- ------------------
Cash Reserves                19,036,950              19,036,950             38,073,899                    -
Treasury Reserves             1,867,151               1,867,151              3,734,301                    -
Government Reserves             396,289                 396,289                792,577                    -
Municipal Reserves              804,807                 804,807              1,609,613                    -
CA Tax-Exempt Reserves        1,519,402               1,519,402              3,038,803                    -
                             ---------------- ------------------------ ----------------------- ------------------

Transfer Agents and Custodians

         PFPC Inc. is located at 400 Bellevue Parkway, Wilmington, Delaware 19809, and acts as transfer agent for each Fund's Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, and distributes dividends and distributions payable by the Company to shareholders, and produces statements with respect to account activity for the Company and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for each Company during the month and is reimbursed for out-of-pocket expenses.

         BNY is located at 100 Church Street, New York, N.Y. 10286, and serves as custodian for the Funds' assets. As custodian, BNY maintains the Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

         The SEC has amended Rule 17f-5 under the 1940 Act to permit boards to delegate certain foreign custody matters to foreign custody managers and to modify the criteria applied in the selection process. Accordingly, BNY serves as Foreign Custody Manager, pursuant to a Foreign Custody Manager Agreement, under which the Boards of Trustees retain the responsibility for selecting foreign compulsory depositories, although BNY agrees to make certain findings with respect to such depositories and to monitor such depositories.


Distributor

         Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

         Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

         The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Trustees or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Trustees, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

Independent Accountants and Reports

         The Company issues unaudited financial information semi-annually and audited financial statements annually. The Company furnishes proxy statements and other shareholder reports to shareholders of record.

         The annual financial statements will be audited by the Company's independent accountant. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the Funds' fiscal year ended March 31, 2000. PricewaterhouseCoopers LLP was the independent public accountants for the Funds for the period ended March 31, 1999.

         The Financial Statements and Financial Highlights for the fiscal period ended March 31, 2000 are hereby incorporated herein by reference in this SAI. The Annual Reports for the fiscal period ended March 31, 1999 are hereby incorporated herein by reference in this SAI. These Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

Counsel

         Morrison & Foerster LLP serves as legal counsel to the Company. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                         FUND TRANSACTIONS AND BROKERAGE


General Brokerage Policy

         Subject to policies established by the Board of Trustees of the Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         In placing orders for portfolio securities of a Fund, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions and the reasonableness of the spread or commission, if any. In addition, the Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Adviser or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of a Fund. Services furnished by such brokers may be used by the Adviser in providing investment advisory and investment management services for the Company.

         Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees of the Company. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment of brokerage commissions which are generally fixed. Transactions in both foreign and domestic over-the-counter markets are generally principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances in which better prices and execution are available elsewhere.

         In certain instances there may be securities which are suitable for more than one Fund as well as for one or more of the other clients of the Adviser. Investment decisions for each Fund and for the Adviser's other clients are made with the goal of achieving their respective investment objectives. It may happen that a particular security is bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Company believes that over time their ability to participate in volume transactions will produce superior executions for the Funds.

         The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment.

         The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

         The Company will not execute portfolio transactions through, or purchase or sell portfolio securities from or to the distributor, the Adviser, the administrator, the co-administrator or their affiliates, acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law. In addition, the Company will not give preference to correspondents of Bank of America or its affiliates, with respect to such transactions or securities. (However, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions which are affiliated with Bank of America or its affiliates, and to take into account the sale of Fund shares if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.) In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the distributor, the Adviser, the administrator, or the co-administrator, or any of their affiliates, is a member, except to the extent permitted by the SEC. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

         Under the 1940 Act, persons affiliated with a Company are prohibited from dealing with such Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Each of the Funds may purchase securities from underwriting syndicates of which Bank of America or any of its affiliates is a member under certain conditions, in accordance with the provisions of a rule adopted under the 1940 Act and any restrictions imposed by the Board of Governors of the Federal Reserve System.

         Investment decisions for each Fund are made independently from those for each Company's other investment portfolios, other investment companies, and accounts advised or managed by the Adviser. Such other investment portfolios, investment companies, and accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company, or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each Fund and such other investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment portfolios, investment companies, or accounts in executing transactions.

Brokerage Commissions

         During the fiscal periods ended March 31, 1999, 1998 and 1997, the Funds did not pay brokerage commissions to BAAI, BACAP or Stephens. In addition, the Funds did not pay brokerage fees during the fiscal years ended March 31, 1999, 1998 and 1997.

Securities of Regular Broker/Dealers

         As of March 31, 2000, none of the Funds owned securities of its "regular brokers or dealers" or their parents, as defined in the 1940 Act.

Directed Brokerage

         During the fiscal year ended March 31, 2000, the Funds did not direct brokerage transactions to brokers because of research services provided.

Monies Paid to Broker/Dealers from the Adviser's Profit

         There were no fees paid to any broker/dealers from the profits of the Advisor for the last fiscal year (i.e., April 1, 1999 through March 31, 2000) of the Funds. This information is provided in order to satisfy certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker/dealers must provide information to customers regarding any remuneration that a broker receives in connection with a sales transaction.

Section 28(e) Standards

         Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), the Adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

         Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

         The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Company by improving the quality of the Adviser's investment advice. The advisory fees paid by the Company are not reduced because the Adviser receives such services.

         Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                              DESCRIPTION OF SHARES
                              ---------------------

Description of Shares of the Company

         The Company' Boards of Trustees have authorized the issuance of the classes of shares of the Funds indicated above and may, in the future, authorize the creation of additional investment portfolios or classes of shares.

         The Boards may classify or reclassify any unissued shares of a Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

         All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Funds to approve the proposal as to those portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of a Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the shareholders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

         Each Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Board member, if requested in writing by the shareholders of at least 10% of the Company's outstanding voting shares, and to assist in communicating with other shareholders as required by
Section 16(c) of the 1940 Act.

         Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund, as are declared in the discretion of the Board members. In the event of the liquidation or dissolution of the Company, shareholders of the Company's Funds are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Board members in their sole discretion may determine.

         Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

         Net investment income for the Funds for dividend purposes consists of
(i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of the Company prorated to a Fund on the basis of its relative net assets, plus dividend or distribution income on a Fund's assets.

         Prior to purchasing shares in one of the Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

         Shareholders receiving a distribution in the form of additional shares will be treated as receiving an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Shares in the Funds may be purchased pursuant to the policies outlined in the Funds' prospectuses. In addition to the policies in such prospectuses the following purchasing or buying policy shall also apply. The Funds will waive any contingent deferred sales charge on the exchange or transfer of a shareholder's investment in a Fund to any of the offshore funds in the Nations Funds family.

         The Funds use the so-called "equalization accounting method" to allocate a portion of earnings and profits to redemption proceeds. This method permits a fund to achieve more balanced distributions for both continuing and departing shareholders. Continuing shareholders should realize tax savings or deferrals through this method, and departing shareholders will not have their tax obligations change. Although using this method will not affect a Fund's total returns, it may reduce the amount that otherwise would be distributable to continuing shareholders by reducing the effect of redemptions on dividend and distribution amounts.

Net Asset Value Determination

         Money Market Funds

         The Money Market Funds use the amortized cost method of valuation to value their shares in such Funds. Pursuant to this method, a security is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by procedures adopted by the Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the security.

         The net asset value per share of the Money Market Funds will be determined (unless the Funds close earlier) as of 3:00 p.m., Eastern time (10:30 a.m., Eastern time, with respect to California Reserves; 12:00 noon, Eastern time, with respect to the Government Reserves and Municipal Reserves; and 5:00 p.m., Eastern time, with respect to Treasury Reserves and Cash Reserves), on each day the Exchange is open for business.

         Each of the Money Market Funds invests only in high quality instruments and maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that a Fund will neither purchase any security deemed to have a remaining maturity of more than 397 days within the meaning of the 1940 Act nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. The Company's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Money Market Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The following information supplements and should be read in conjunction with the Prospectuses. The Prospectuses of the Funds describe generally the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning Federal income taxes.

General

         The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and, thus, the provisions of the Code applicable to regulated investment companies generally will be applied to each Fund, rather than to a Company as a whole. In addition, net capital gain, net investment income, and operating expenses will be determined separately for each Fund. As a regulated investment company, each Fund will not be taxed on its net investment income and capital gains distributed to shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

         Each Fund also must distribute or be deemed to distribute to its shareholders at least 90% of its net investment income which, for this purpose, includes net short-term capital gains and certain other items earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 the first taxable year. The Funds intend to pay out substantially all of their net investment income and net capital gain (if any) for each year.

Excise Tax

         A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements of its by the end of each calendar year. Each Fund intends to actually or be deemed to distribute substantially all of its income and gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

Private Letter Ruling

         In order for a Fund to maintain regulated investment company status under the Code, its dividends, including--for this purpose--capital gain distributions, must not constitute "preferential dividends," within the meaning of Section 562(c) of the Code. The Company has received a private letter ruling from the Internal Revenue Service ("IRS") generally to the effect that the following will not give rise to preferential dividends: differing fees imposed on the different classes of shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; differing sales charges on purchases and redemptions of such shares; and conversion features resulting in the Company paying different dividends or distributions on the different classes of shares.

Taxation of Fund Investments

         Except as provided herein, gains and losses on the sale of portfolio securities by a Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

         Gains recognized on the disposition of a debt obligation (including a tax-exempt obligation) purchased by a Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

         If an option granted by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

         The amount of any gain or loss realized by a Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for Federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for Federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

         Under Section 988 of the Code, a Fund will generally recognize ordinary income or loss to the extent gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. Each Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse tax impact.

         Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

         If a Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

         If a Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

Foreign Taxes

         Income and dividends received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Funds expect to qualify for the election. However, even if a Fund qualifies for the election, foreign taxes will only pass-through to a Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

         An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

Capital Gain Distributions

         Distributions which are designated by a Fund as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such distributions equal or exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

Other Distributions

         For Federal income tax purposes, a Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For Federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits (generally the Fund's net investment income and capital gain) will be deemed to have constituted a dividend. Distributions in excess of earnings and profits will first be treated as a return of capital up to the amount of a shareholder's basis in its Fund shares and then capital gain. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.

Disposition of Fund Shares

         A disposition of Fund shares pursuant to a redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

         If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

         If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. In addition, if a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends (defined below) received with respect to the shares. The Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions where a Fund regularly distributes at least 90% of its net tax-exempt interest, if any. No such regulations have been issued as of the date of this SAI. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.


Federal Income Tax Rates

         As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Corporate Shareholders

         Corporate shareholders of the Funds may be eligible for the dividends-received deduction on distributions attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. A distribution by a Fund attributable to dividends of a domestic corporation will only qualify for the dividends-received deduction if (i) the corporate shareholder generally holds the Fund shares upon which the distribution is made for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the shareholder becomes entitled to the distribution; and (ii) the Fund generally holds the shares of the domestic corporation producing the dividend income for at least 46 days during the 90 day period beginning 45 days prior to the date upon which the Fund becomes entitled to such dividend income.

Foreign Shareholders

         Under the Code, distributions attributable to income on taxable investments, net short-term capital gain and certain other items realized by a Fund and paid to a nonresident alien individual, foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source), foreign corporation, or foreign partnership (each, a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate, if applicable). Withholding will not apply if a distribution paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment of the foreign shareholder), in which case the reporting and withholding requirements applicable to U.S. persons will apply. Capital gain distributions generally are not subject to tax withholding.

Backup Withholding

         The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an individual Fund shareholder, unless the shareholder certifies that the "taxpayer identification number" ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's Federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company also could subject the investor to penalties imposed by the IRS.

New Regulations

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the backup withholding, U.S. income tax withholding and information reporting rules applicable to foreign shareholders. The New Regulations will generally be effective for payments made after December 31, 2000, subject to certain transition rules. Among other things, the New Regulations will permit the Funds to estimate the portion of their distributions qualifying as capital gain distributions for purposes of determining the portion of such distributions paid to foreign shareholders that will be subject to federal income tax withholding. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Tax-Deferred Plans

         The Funds are available for a variety of tax-deferred retirement and other plans, including Individual Retirement Accounts ("IRA"), Simplified Employee Pension Plans ("SEP-IRA"), Savings Incentive Match Plans for Employees ("SIMPLE plans"), Roth IRAs, and Education IRAs, which permit investors to defer some of their income from taxes.


Special Tax Considerations Pertaining to Municipal Reserves and California Reserves (the "Tax-Exempt Funds")

         If at least 50% of the value of a regulated investment company's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest dividends." The Tax-Exempt Funds intend to so qualify and are designed to provide investors with a high level of income exempt from federal income tax, and, with respect to California Reserves, California individual income tax.

         The portion of total dividends paid by a Tax-Exempt Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Distributions of capital gains or income not attributable to interest on the Fund's tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

         Not later than 60 days after the close of its taxable year, each Tax-Exempt Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Tax-Exempt Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Tax-Exempt Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

         In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds." To the extent that a Tax-Exempt Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a Tax-Exempt Fund's expenses in computing their AMT. With respect to a corporate shareholder of a Tax-Exempt Fund, exempt-interest dividends paid by the Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisors.

         Shares of a Tax-Exempt Fund would not be suitable investments for tax-deferred plans and tax-exempt investors.

Special Tax Considerations Pertaining to California Reserves

         If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the regulated investment company will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. California Reserves intends to qualify under the above requirements so that they can pay California exempt-interest dividends. If California Reserves does not so qualify, no part of their respective dividends to shareholders will be exempt from the California state personal income tax.

         Within sixty days after the close of its taxable year, the California Reserves will notify its shareholders of the portion of the dividends paid by the respective Fund to each shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by California Reserves with respect to any taxable year cannot exceed the excess of the amount of interest received by California Reserves for such year on California Exempt Securities over any amounts that, if California Reserves were treated as individuals, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid for any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

         In cases where shareholders are "substantial users" or "related persons" with respect to California Exempt Securities held by California Reserves, such shareholders should consult their tax advisors to determine whether California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. Interest on indebtedness incurred by a shareholder to purchase or carry California Reserves shares is not deductible for California state personal income tax purposes if California Reserves distributes California exempt-interest dividends during the shareholder's taxable year.

         The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting California Reserves and its shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Reserves or its shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of California Reserves distributions constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in California Reserves, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their own tax advisors with respect to the application of such taxes to the receipt of California Reserves dividends and as to their own California state tax situation, in general.

                      ADDITIONAL INFORMATION ON PERFORMANCE

         Yield information and other performance information for the Company's Funds may be obtained by calling (800) 321-7854. From time to time, the yield and total return of a Fund's Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Quotations of yield and total return reflect only the performance of a hypothetical investment in a Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of a Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

         Standardized performance for the Funds, i.e., that required in both form and content by Form N-1A, is shown below and may be advertised by the Funds. The main purpose of standardized performance is to allow an investor to review the performance of a Fund's class of shares and compare such performance with that of investment alternatives, including other mutual funds.

         Non-standardized performance also may be advertised by the Funds. One purpose of providing non-standardized performance to an investor is to provide that investor with a different snapshot of a Fund's performance that may not be captured by standardized performance. The non-standardized performance of a Fund's class of shares, however, may not be directly comparable to the performance of investment alternatives because of differences in certain variables (such as the length of time over which performance is shown and the exclusion of certain charges or expenses) and methods used to value portfolio securities, compute expenses and calculate performance. Non-standardized performance may include, but is not limited to, performance for non-standardized periods, including year-to-date and other periods less than a year, performance not reflecting the deduction of certain charges, fees and/or expenses, and performance reflecting the deduction of applicable state or federal taxes. After-tax returns are generally calculated using the same methodology as that used in calculating total return, except that such after-tax returns reflect the deduction of taxes according to applicable federal income and capital gain tax rates attributable to dividends, distributions and an investor's redemptions. Of course, after-tax returns for individual investors will vary as the tax rates applicable to such investors vary. In addition, the Funds may also advertise their tax efficiency ratios and compare those ratios with other mutual funds. A tax efficiency ratio is intended to let an investor know how tax efficient a fund has been over a period of time, and is typically related to its portfolio turnover rate. That is, an investor could expect that the higher a Fund's portfolio turnover rate, the greater the percentage of its gains that would have been realized and consequently, the less tax efficient it was over a given period of time.

         In general, comparisons to other mutual funds or investment alternatives may be useful to investors who wish to compare past performance of the Funds or a class with that of competitors. Of course, past performance cannot be a guarantee of future results.

         Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund. The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by leading banks and thrift institutions in the top five metropolitan statistical areas.

         The Funds also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector. In addition, the performance of a Fund's class of shares may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange, the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks, or any similar recognized index. The performance of a Fund's class of shares also may be compared to a composite index prepared by the Adviser, an affiliate of the Adviser, or an unaffiliated party to the Adviser.

         In addition, the Funds also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Bank of America, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Funds also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

         The Funds also may discuss in advertising and other types of literature that a Fund has been assigned a rating by an NRSRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Funds may compare a Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

         The Funds also may disclose in sales literature the distribution rate on the shares of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

         In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities.

         Ibbotson Data. Ibbotson Associates of Chicago, Illinois, ("Ibbotson") provides historical returns of the capital markets in the United States. The Funds may compare the performance of their share classes or series to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or treasuries.

         The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury Bills, and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors (DFA) Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the Exchange, plus stocks listed on the American Stock Exchange
(AMEX) and over-the-counter (OTC) with the same or less capitalization as the upperbound of the Exchange ninth docile. At year-end 199, the DFA Small Company Fund contained approximately 2,663 stocks, with a weighted average market capitalization of $16.7 million. The unweighted average market capitalization was $82.97 million, while the median was $6.0 million.

         Unlike an investment in a common stock mutual fund, an investment in bonds that are held to maturity provides a fixed and stated rate of return. Bonds have a senior priority in liquidation or bankruptcy to common stocks, and interest on bonds is generally paid from assets of the corporation before any distributions to common shareholders. Bonds rated in the two highest rating categories are considered high quality and to present minimal risks of default. See Schedule A for a more complete explanation of these ratings of corporate bonds. An advantage of investing in government bonds is that, in many cases, they are backed by the credit and taxing power of the United States government, and therefore, such securities may present little or no risk of default. Although government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of Treasury securities can be made with no transaction costs).

         Long-term corporate bond returns are based on the performance of the Salomon Brothers Long-Term-High-Grade Corporate Bond Index and include nearly all "Aaa-" and "Aa-" rated bonds. Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond which is the shortest noncallable bond available with a maturity not less than 5 years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury Bills are based on a one-bill portfolio constructed each month, containing the shortest-term bill having not less than one month to maturity. The total return on the bill is the month end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; the Wall Street Journal is the source thereafter. Inflation rates are based on the CPI. Ibbotson calculates total returns in the same method as the Funds.

Yield Calculations

         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.

         Money Market Funds. The "yield" and "effective yield" of shares of the Money Market Funds are computed separately as described below according to formulas prescribed by the SEC. The standardized seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the particular Fund involved having a balance of one share of the class or series involved at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in each Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares; and all fees, other than nonrecurring account or sales charges, that are charged to shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class or series of shares in a Fund is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

         In addition, the "tax-equivalent yield" of the Shares of the Tax Exempt Fund is computed by: (a) dividing the portion of the yield that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax.

         The effective yield quotations for the Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 2000, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:

         For the 7-day period ended March 31, 2000, the yield of each Fund was as follows:

                                                                               Effective                  Tax Equiv.
                                                  Yield w/o       Effective    Yield w/o    Tax Equiv.    Yield w/o
                                     Yield         Waivers          Yield       Waivers        Yield       Waivers
                                     -----         -------          -----       -------        -----       -------
Cash Reserves
Daily Class                          5.44%          5.30%           5.59%        5.45%          N/A          N/A
Treasury Reserves
Daily Class                          5.20%          4.09%           5.34%        5.23%          N/A          N/A
Government Reserves
Daily Class                          5.32%          5.22%           5.46%        5.36%          N/A          N/A
Municipal Reserves
Daily Class                          3.07%          2.94%           3.11%        2.98%         5.08%        4.95%
California Reserves
Daily Class                          2.44%          2.27%           2.47%        2.30%         4.51%        4.20%

                                  MISCELLANEOUS

Certain Record and Beneficial Holders

         The name, address and percentage of ownership of each person who is known by the Registrant to have owned of record or beneficially five percent or more of any of the Funds as of July 7, 2000 is:



                                                             Class; Amount of Shares       Percentage    Percentage
Fund                Name and Address                         Owned; Type of Ownership      of Class      of Fund
----                ----------------                         ------------------------      --------      -------
Cash Reserves       NATIONAL FINANCIAL SERVICES CORP         Daily; 5,665,811,132.540; B   55.20         14.93
                    FBO OF OUR EXCULSIVE CUSTOMERS
                    ATTN MUTUAL FUND DEPT-5 TH FLR
                    ONE WORLD FINANCIAL CENTER
                    200 LIBERTY ST FL FLR
                    NEW YORK NY 10281

                    BA INVESTMENT SERVICES INC FOR THE       Daily; 2,838,908,908.250; B   27.66         7.48
                    BENEFIT OF CUSTOMERS
                    UNIT 17852
                    ATTN H DAVID JONES 3RD
                    PO BOX 7042
                    SAN FRANCISCO CA 94120

Treasury Reserves   NATIONAL FINANCIAL FOR THE               Daily; 232,989,251.320; B     26.68         2.67
                    EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                    200 LIBERTY ST
                    1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS, 5TH FLR
                    NEW YORK NY 10281

                    DELL FINANCIAL SERVICES LP               Daily; 53,670,566.510; R      6.15          0.61
                    ATTN GENEVA COCHRAN
                    14050 SUMMIT PARK DRIVE
                    STE 101
                    AUSTIN TEXAS 78728

Government          NATIONAL FINANCIAL FOR THE EXCLUSIVE     Daily; 183,549,857.300; B     100.00        8.96
Reserves            BENEFIT OF OUR CUSTOMERS
                    200 LIBERTY ST
                    1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS, 5TH FLR
                    NEW YORK NY 10281

Municipal Reserves  NATIONAL FINANCIAL FOR THE               Daily; 475,288,554.570; B     88.45        66.21
                    EXCLUSIVE BENEFIT OF OUR CUSTOMERS
                    200 LIBERTY ST
                    1 WORLD FINANCIAL CTR
                    ATTN MUTUAL FUNDS, 5TH FLR
                    NEW YORK NY 10281

                    BA INVESTMENT SERVICES INC               Daily; 62,051,050.900; B      11.55         8.60
                    FOR THE BENEFIT OF CUSTOMERS
                    UNIT 17852
                    ATTN H DAVID JONES 3RD
                    PO BOX 7042
                    SAN FRANCISCO CA 94120

         As of August 2000, Bank of America Corporation and its affiliates owned of record more than 25% of the outstanding shares of the Company acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Company under the 1940 Act.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

         The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

         To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

         The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

         The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

         The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

         MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

         The following summarizes the two highest ratings used by S&P for short-term municipal notes:

         SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

         SP-2 - Indicates satisfactory capacity to pay principal and interest.

         The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

         F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         For commercial paper, D&P uses the short-term debt ratings described above.

         For commercial paper, Fitch uses the short-term debt ratings described above.

         Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

         BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

         The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

         The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

         A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.